                                                                 EXHIBIT 99.2


                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

RE:                                                     CASE NO.:  03-11585

BioTransplant Incorporated                              JUDGE: CJK
          Debtor-in-Possession.

--------------------------

DEBTOR(S) CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING MARCH 31, 2004

COMES NOW,_______________________________________________________

Debtor-in-Possession, and hereby submits its Monthly Operating Report for the period commencing March 1, 2004 and ending March 31, 2004 as shown by the report and exhibits consisting of 16 pages and containing the following, as indicated:

/X/ Monthly Reporting Questionnaire (Attachment 1)

/X/ Comparative Balance Sheets (Forms OPR-1 PR-2)

/X/ Summary of Accounts Receivable (Form OPR-3)

/X/ Schedule of Post-petition Liabilities (Form OPR-4)

/X/ Income Statement (Form OPR-5)

/X/ Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: April 26, 2004                 DEBTOR(S)-IN-POSSESSION

                                     BY: /s/ Donald B. Hawthorne
                                         -------------------------------------
                                           (Signature)


                                     -----------------------------------------
                                           (Signature)

                                     Name & Title:  Donald B. Hawthorne
                                                    PRESIDENT & CEO
                                                    --------------------------
                                                       (Print or type)

                                     Address: 196 Boston Ave., Suite 2800
                                              Medford, MA 02155

                                     Telephone No.:  781-393-7651

                                                           ATTACHMENT 1 (Page 1)

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:        BIOTRANSPLANT INC. DEBTOR IN POSSESSION

CASE NUMBER:      03-11585

MONTH OF:         February 29, 2004

1.   PAYROLL:  State the amount of all executive wages paid and taxes withheld and paid.

     Name and Title                              Wages Paid             Taxes Withheld
     of Executive                           Gross         Net         Due           Paid
     --------------                         -----         ---         ---           ----
      None

     TOTAL EXECUTIVE PAYROLL:___________________________________________________

2.   INSURANCE: Is workers' compensation and other insurance in effect? /X/ NO.
                Are payments current? YES. *If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                Policies remain same as reported in initial debtor report.

                *Based on late notices received

                                                                            Date
                     Carrier           Coverage        Expiration     Premium Coverage
     Type             Name        Amount      Policy #    Date        Amounts Pd. Thru
     ----            -------      ------      --------    ----        ----------------
     Homeowners        BioTransplant Inc. has no employees
                    ------------------------------------------------------------------------

     Rental Property   therefore at the expiration of its
                    ------------------------------------------------------------------------

     Liability         workers compensation policy
                    ------------------------------------------------------------------------

     Vehicle           period, it was not renewed.  Its
                    ------------------------------------------------------------------------

     Workers           premises are insured through its landlords policy.
     Compensation
                    ------------------------------------------------------------------------

     Other


                                                           ATTACHMENT 1 (PAGE 2)
                                                                REV. 1/92

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:      BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION

CASE NUMBER:    03-11585

MONTH OF:       March 31, 2004

3.   BANK ACCOUNTS - Please see attached sheet

                                                              ACCOUNT TYPE
                               Operating      Tax       Payroll      Other       Total
                               ---------   ---------   ---------   ---------   ---------
     Bank Name                 _________   _________   _________   _________   _________

     Account#                  _________   _________   _________   _________   _________

BEGINNING BOOK BALANCE         _________   _________   _________   _________   _________

     PLUS: Deposits            _________   _________   _________   _________   _________

     LESS: Disbursements       _________   _________   _________   _________   _________

     Other:                    _________   _________   _________   _________   _________
      Transfers In (Out)

     ______________________    _________   _________   _________   _________   _________

ENDING BOOK BALANCE            _________   _________   _________   _________   _________

     4. Post-petition Payments: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below (attach separate sheet if necessary). - none

          Payments To/On                        Amount       Date       Check#
          --------------                       ---------   ---------   ---------
          Professionals (attorneys,
           accountants, etc.):
         _________________________________    _________   _________   _________

          _________________________________    _________   _________   _________

          Pre-petition debts:

          _________________________________    _________   _________   _________

          _________________________________    _________   _________   _________

Case Name      BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION      ATTACHMENT 1
Case Number    03-11585 CJK
Month ended:   March 31, 2004


                                                                                                            Wain-
                                                                                                            wright
                                                                      Fleet National Bank                   Bank
                                                 Fleet National Bank  (Miltenyi Proceeds-   Wainwright Bank Bti      JP Morgan
                            Operating Account      Miltenyi Expense      Escrow Acct.)       Sale-Deposit-  Immerge  BTI/Eligix/
Bank Name                   Fleet National Bank       Reimburse          942935-2552          Miltenyi      Escrow   Miltenyi Escrow
Account No.                     94292-73926          942933-8718                             400056762      4000618  10206611.1

Beginning Book
  Balance          01-Mar-04    $ 1,486,305          $   412,364             $ 121,434                                $  25,054

Plus Deposits
   Deposits                     $        --          $   312,364
   Int. Income                       28,973                                  $     147                                $      12
Less
  Disbursements                 $   (77,427)                                 $      23
Payroll &
  tax Fees                      $       (63)
Service charges                                      $                                                                $   1,500
                                -----------------------------------------------------------------------------------------------
Ending Book balance 31-Mar-04   $ 1,437,708          $   412,364              $121,558             --                 $  23,566
                                ===============================================================================================
                                             (A)                   (D)                                       (E)            (C)

                               Fleet National Bank    Fleet National Bank
Bank Name                       Flexible Spending       Payroll Account      TOTAL
Account No.                       94192-73897           94292-73918

Beginning Book Balance            $       533           $         -       $ 2,045,690

Plus Deposits   Deposits
                Int. Income
Less Disbursements                $         -           $

Payroll Provider Fee                                    $

Transfers
                              =======================================================
Ending Book balance               $       533                    --       $ 1,995,809
                              -------------------------------------------------------
                                    (B)


NOTE: BioTransplant Incorporated instructed its banks to close all accounts and establish new ones per the court instructions.

NOTE: On the petition date, the debtor asked Fleet National Bank to establish three new accounts. Fleet National Bank did establish three new accounts for BioTransplant, however, they did not transfer the sum from our pre-petition accounts to the Debtor in Possession accounts. Per Fleet's internal Procedures, the accounts were not immediately closed, but were frozen as of the petition date so that no checks or other obligations could clear. Finally, on April 3, 2003, the pre-petition accounts were all closed and the funds were moved into the Debtor-in-Possession accounts.

(A) BioTransplant Incorporated segregated $100,000 into a new escrow account pursuant to an asset purchase agreement between Miltenyi and BioTransplant Incorporated and sale ordered as entered with the court on July 31, 2003.

(B) The net variance in the Flexible spending account is due to unreconciled difference which existed pre-petition.

(C) During the month of October 2003, BioTransplant and Eligix Inc. closed on the sale of part of its Assets to Miltenyi Biotech. Based on the terms of the sale, proceeds were deposited into segregated accounts.

(D) Established a new account with Fleet bank for the deposit and disbursements relating to proceeds from the sale of assets to Miltenyi.

(E) Established a new account with Wainwright Bank for the deposit of Immerge BioTherapeutics funds in relation to its settlement with BioTransplant Inc.

                                                                      FORM OPR-1

CASE NAME: BIOTRANSPLANT INC. DEBTOR IN POSSESSION    COMPARATIVE BALANCE SHEETS

CASE NUMBER : 03-11585                            MONTH ENDED: March 31, 2004

Please see attached

                                          FILING
                                            DATE     MONTH     MONTH     MONTH     MONTH     MONTH     MONTH
ASSETS                                    _______   _______   _______   _______   _______   _______   _______

CURRENT ASSETS                            _______   _______   _______   _______   _______   _______   _______
 Cash

 Other negotiable instruments (i.e
   CD's Treasury bills, etc.)             _______   _______   _______   _______   _______   _______   _______

 Accounts Receivable, Net (OPR-3)         _______   _______   _______   _______   _______   _______   _______

  Less allowance for doubtful accounts    _______   _______   _______   _______   _______   _______   _______

  Inventory, at cost                      _______   _______   _______   _______   _______   _______   _______

  Prepaid expenses and deposits           _______   _______   _______   _______   _______   _______   _______

  Investments                             _______   _______   _______   _______   _______   _______   _______

  Other: ______________________________   _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

   TOTAL CURRENT ASSETS                   _______   _______   _______   _______   _______   _______   _______

PROPERTY, PLANT AND EQUIPMENT, AT COST    _______   _______   _______   _______   _______   _______   _______

 Less Accumulated Depreciation            _______   _______   _______   _______   _______   _______   _______

  NET PROPERTY, PLANT AND EQUIPMENT       _______   _______   _______   _______   _______   _______   _______

OTHER ASSETS                              _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

   TOTAL ASSETS                           _______   _______   _______   _______   _______   _______   _______

* Itemize if value of "Other Assets" exceeds 10% of "Total Assets"

                                                                      FORM OPR-2

CASE NAME: BIOTRANSPLANT INC. DEBTOR IN POSSESSION    COMPARATIVE BALANCE SHEETS
CASE NUMBER: 03-11585                             MONTH ENDED: February 29, 2004

     Please see attached

                                          FILING
                                           DATE      MONTH     MONTH     MONTH     MONTH     MONTH     MONTH

LIABILITIES                               _______   _______   _______   _______   _______   _______   _______

POST PETITION LIABILITIES(OPR-4)            -0-     _______   _______   _______   _______   _______   _______

PRE PETITION LIABILITIES
 Priority Debt                            _______   _______   _______   _______   _______   _______   _______

 Secured Debt                             _______   _______   _______   _______   _______   _______   _______

 Unsecured Debt                           _______   _______   _______   _______   _______   _______   _______

  TOTAL PRE PETITION LIABILITIES          _______   _______   _______   _______   _______   _______   _______

   TOTAL LIABILITIES                      _______   _______   _______   _______   _______   _______   _______

SHAREHOLDERS' EQUITY (DEFICIT)

 PREFERRED STOCK                          _______   _______   _______   _______   _______   _______   _______

 COMMON STOCK                             _______   _______   _______   _______   _______   _______   _______

 PAID-IN CAPITAL                          _______   _______   _______   _______   _______   _______   _______

 RETAINED EARNINGS
  Through Filing Date                     _______   _______   _______   _______   _______   _______   _______

  Post Filing Date                        _______   _______   _______   _______   _______   _______   _______

   TOTAL SHAREHOLDERS' EQUITY             _______   _______   _______   _______   _______   _______   _______

   TOTAL LIABILITIES AND                  _______   _______   _______   _______   _______   _______   _______
    SHAREHOLDERS' EQUITY

                                                                      FORM OPR-1
                                                                      FORM OPR-2

CASE NAME    BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION
CASE NUMBER  03-211585 CJK
                 FEBRUARY 29, 2004

CASE NAME    ELIGIX INCORPORATED DEBTOR IN POSSESSION
CASE NUMBER  03-211584 CJK

While the cases for Bankruptcy purposes are separate, BioTransplant and Eligix report on a consolidated basis for tax and Securities and Exchange Commission purposes. Accordingly, and because these reports will be disclosed under SEC 8-K filings, BTI and ELIGIX are filing these MOR's to reflect figures both on consolidated and stand alone bases

                                                                                               MARCH 31, 2003
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $      2,992,428                    $    2,992,428
       Accounts Receivable                                                           251,850           11,900          239,950
       Less allowances for DA                                                              -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                 240,262                           240,262
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,992,015           11,900        3,980,115

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                0
           Less Accumulated Depreciation                                          (6,172,494)                       (6,172,494)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210        1,215,854

       Other Assets
           Deposits                                                                  128,000          128,000                -
           Intangible Assets                                                       6,142,856                         6,142,856
           Goodwill                                                                2,521,187                         2,621,187
                                                                            --------------------------------------------------
       Total Assets                                                         $     16,048,922   $    2,089,110   $   13,959,812
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $         32,682   $        6,767   $       25,915
       Pre-Petion Liabilities                                                                                                -
           Priority Debt                                                              11,805                            11,805
           Secured Debt                                                                    -           11,553                -
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                      1,089,049                         1,089,049
           Unsecured Debt-received post 2/27/03                                        1,227                             1,227
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,357,280           29,662        2,327,618
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                         4,807,373
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,197,335           36,429        7,160,906
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       162,878,881                       162,878,881
                          Retained Earnings                                                                                  -
                          Through Filing Date                                   (153,252,212)                     (153,252,212)
                          Adj. to RE pre-petition
                          Post Filing Date                                          (179,854)               -         (173,087)
                          ELIGIX Unadj. Retained Earnings-at Filing Date                   -        2,059,448       (2,059,448)
                          ELIGIX Unadj. Retained Earnings-Post Filing Date                             (6,767)               -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  8,851,587        2,052,681        6,798,906
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     16,048,922   $    2,089,110   $   13,959,812
                                                                            ==================================================

                                                                                               APRIL 30, 2003
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $      2,810,351                    $    2,810,351
       Accounts Receivable                                                           250,372           11,900          238,472
       Less allowances for DA                                                              -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                  89,368                            89,368
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,657,566           11,900        3,645,666

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                -
           Less Accumulated Depreciation                                          (6,172,494)                       (6,172,494)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210        1,215,654

       Other Assets
           Deposits                                                                    7,000            7,000                -
           Intangible Assets                                                       6,142,856                         6,142,856
           Goodwill                                                                2,621,187                         2,621,187
                                                                            --------------------------------------------------
       Total Assets                                                         $     15,593,473   $    1,968,110   $   13,625,363
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $        378,739   $       14,243   $      364,496
       Pre-Petion Liabilities                                                                                                -
           Priority Debt                                                              11,805                            11,805
           Secured Debt                                                                    -           11,553                -
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                        895,788                           895,788
           Unsecured Debt-received post 2/27/03                                        2,060                             2,060
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,164,852           29,662        2,135,190
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                         4,807,373
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,350,964           43,905        7,307,059
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       162,878,881                       162,878,881
           Retained Earnings                                                                                                 -
                    Through Filing Date                                        (153,252,212)                     (153,252,212)
                    Adj. to RE pre-petition                                         174,203                           174,203
                    Post Filing Date                                               (963,134)               -         (827,892)
                    ELIGIX Unadj. Retained Earnings-at Filing Date                2,059,448       (2,059,448)
                    ELIGIX Unadj. Retained Earnings-Post Filing Date               (135,243)               -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  8,242,510        1,924,206        6,318,304
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     15,593,473   $    1,968,110    $  13,625,363
                                                                            ==================================================

                                                                                               MAY 31, 2003
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $      2,700,387                    $ 2,700,387
       Accounts Receivable                                                           250,372           11,900       238,472
       Less allowances for DA                                                              -                              -
       Inventory at Cost                                                             507,475                -       507,475
       Prepaid Expenses and Deposits                                                 229,996                        229,996
       Investments                                                                         -                              -
       Other                                                                                                              -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,688,230           11,900     3,676,330

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                      7,388,148
           Eligix Assets                                                           1,949,210        1,949,210             -
           Less Accumulated Depreciation                                          (6,172,494)                    (6,172,494)(A)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210     1,215,654

       Other Assets
           Deposits                                                                    7,000            7,000             -
           Intangible Assets                                                       6,142,856                      6,142,856(A)
           Goodwill                                                                2,621,187                      2,621,187(A)
                                                                            --------------------------------------------------
       Total Assets                                                               15,624,137        1,968,110    13,656,027
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $        748,237   $       14,388   $   733,849
       Pre-Petion Liabilities                                                                                             -
           Priority Debt                                                              11,805                         11,805
           Secured Debt                                                                    -           11,553             -
           Unsecured Debt                                                          1,255,199           18,109     1,225,537
           Unsecured Debt-Accrued Liabilities                                        893,130                        893,130
           Unsecured Debt-received post 2/27/03                                       15,447                         15,447
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,175,581           29,662     2,148,578
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                      4,807,373
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,731,191           44,050     7,689,800
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                     -
           Deferred Compensation                                                    (851,412)                      (851,412)(E)
           Preferred Stock                                                                 -                              -
           Common Stock                                                              256,184                        256,184
           Paid in Capital                                                       162,878,881                    162,878,881
           Retained Earnings                                                                                              -
                    Through Filing Date                                         (153,252,212)                  (153,252,212)
                    Adj. to RE pre-petition                                          160,815                        160,815
                    Post Filing Date                                              (1,299,310)               -    (1,163,922)
                    ELIGIX Unadj. Retained Earnings-at Filing Date                 2,059,448       (2,059,448)   (2,059,448)
                    ELIGIX Unadj. Retained Earnings-Post Filing Date                                 (135,388)            -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  7,892,946        1,924,061     5,966,226
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     15,624,137   $    1,968,110   $13,656,026
                                                                            ==================================================

                                                          JUNE 30, 2003                                 JULY 31, 2003
                                         CONSOLIDATED BTI   ELIGIX     BTI ONLY      CONSOLIDATED BTI    ELIGIX    BTI ONLY
       Cash                              $  2,462,160                $ 2,462,160          $  2,397,325            $  2,397,325
       Accounts Receivable                    179,795       11,900       167,895               119,795     11,900      107,895
       Less allowances for DA                       -                          -                     -                       -
       Inventory at Cost                      507,475            -       507,475               507,475          -      507,475
       Prepaid Expenses and Deposits          213,445                    213,445               193,144                 193,144
       Investments                                  -                          -                     -                       -
       Other                                                                   -                                             -
                                                                               -                                             -
                                         -------------------------------------------------------------------------------------
       Total Current Assets                 3,362,875       11,900     3,350,975             3,217,739     11,900    3,205,839

       Property, Plant and Equipment                                                                                         -
           BioTransplant                    7,388,148                  7,388,148             7,388,148               7,388,148
           Eligix Assets                    1,949,210    1,949,210             -             1,949,210  1,949,210            -
           Less Accumulated Depreciation   (6,172,494)                (6,172,494)(A)        (6,172,494)             (6,172,494)(A)
                                         -------------------------------------------------------------------------------------
           Net Property, Plant and
           Equipment                        3,164,864    1,949,210     1,215,654             3,164,864  1,949,210    1,215,654
                                                                                                                             -
       Other Assets                                                                                                          -
           Deposits                             7,000        7,000             -                 7,000      7,000            -
           Intangible Assets                6,142,856                  6,142,856(A)          6,142,856               6,142,856 (A)
           Goodwill                         2,621,187                  2,621,187(A)          2,621,187               2,621,187 (A)
                                         -------------------------------------------------------------------------------------
       Total Assets                        15,298,782    1,968,110    13,330,672           $15,153,646 $1,968,110  $13,185,536
                                         =====================================================================================

       Liabilities
       Post Petition Liabilities         $    700,333   $   17,430   $   682,803           $   793,280 $   17,904  $   775,376
       Pre-Petition Liabilities                                                -                                             -
           Priority Debt                       11,805                     11,805(D)             11,805                  11,805 (D)
           Secured Debt                             -       11,553             -(C)                  -     11,553            - (C)
           Unsecured Debt                   1,256,199       18,109     1,225,537             1,255,199     18,109    1,225,537
           Unsecured Debt-Accrued
           Liabilities                        893,130                    893,130(B)(F)         893,130                 893,130 (B)
           Unsecured Debt-received
           post 2/27/03                        21,526            -        21,526                30,405          -       30,405
                                          ------------------------------------------------------------------------------------
           Total Pre-Petition Liabilities   2,181,660       29,662     2,151,998             2,190,539     29,662    2,160,877
                                          ------------------------------------------------------------------------------------
                                                                                                                             -
           Deferred Revenue                 4,807,373                  4,807,373(A)          4,807,373               4,807,373 (A)
                                                                                                                             -
                                          ------------------------------------------------------------------------------------
           Total Liabilities                7,689,366       47,092     7,642,274             7,791,192     47,566    7,743,626
                                          ------------------------------------------------------------------------------------
                                                                                                                              -
       Shareholder's Equity (Deficit)                                          -                                             -
           Deferred Compensation             (851,412)                  (851,412)(E)          (851,412)               (851,412)(E)
           Preferred Stock                          -                          -                     -                       -
           Common Stock                       256,241                    266,241               256,241                 256,241
           Paid in Capital                162,879,450                162,879,450           162,879,450             162,879,450
           Retained Earnings                                                   -                                             -
               Through Filing Date       (153,252,212)              (153,252,212)(A)      (153,252,212)           (153,252,212)(A)
               Adj. to RE pre-petition        154,736                    154,736 (F),(F1)      145,857                 145,857 (F)
               Post Filing Date            (1,577,367)           -     1,438,967            (1,815,470)         -   (1,676,566)
               ELIGIX Unadj. Retained
               Earnings - at Filing Date           -     2,059,448    (2,059,448)                     -  2,059,448   (2,059,448)
               ELIGIX Unadj. Retained
               Earnings - Post Filing Date                (138,430)            -                          (138,904)           -
                                          -------------------------------------------------------------------------------------
       Total Shareholder's Equity           7,609,416    1,921,016     5,686,398              7,362,454  1,920,544    5,441,910
                                          -------------------------------------------------------------------------------------
                                                    -                          -                      -                       -
                                          -------------------------------------------------------------------------------------
       Total Liabilities and
       Shareholders Equity                $15,298,782   $1,968,110   $13,330,671           $ 15,153,646 $1,968,110 $ 13,185,536
                                          =====================================================================================



                                                     AUGUST 31, 2003                              SEPTEMBER 30, 2003
                                    CONSOLIDATED BTI    ELIGIX      BTI ONLY       CONSOLIDATED BTI     ELIGIX        BTI ONLY
       Cash                          $  2,392,624                 $  2,392,624      $  2,044,580                  $  2,044,580
       Accounts Receivable                 59,795       11,900          47,895            59,795         11,900         47,895
       Less allowances for DA                                -               -                                -              -
       Inventory at Cost                  507,475            -         507,475           507,475              -        507,475
       Prepaid Expenses and Deposits      172,843                      172,843           152,542                       162,542
       Investments                              -                            -                 -                             -
       Other                                                                 -                                               -
                                     -----------------------------------------      ------------------------------------------
       Total Current Assets             3,132,737       11,900       3,120,837         2,764,372         11,900      2,762,472

       Property, Plant and Equipment
           BioTransplant                7,388,148                    7,388,148         7,388,148                     7,388,148
           Eligix Assets                1,949,210    1,949,210               -         1,949,210      1,949,210              -
           Less Accumulated
           Depreciation                (6,172,494)                  (6,172,494)(A)    (6,172,494)                   (6,172,494)(A)
                                     -----------------------------------------      -----------------------------------------
           Net Property, Plant and
           Equipment                    3,164,864    1,949,210       1,215,854         3,164,864      1,949,210      1,215,854

       Other Assets
           Deposits                         7,000        7,000               -             7,000          7,000              -
           Intangible Assets            6,142,856                    6,142,856         6,142,856                     6,142,856 (A)
           Goodwill                     2,621,187                    2,621,187 (A)     2,621,187                     2,621,187 (A)
                                     -----------------------------------------      ------------------------------------------
       Total Assets                  $ 15,068,644  $ 1,968,110   $  13,100,534      $ 14,700,279    $ 1,969,110   $ 12,732,169
                                     =========================================      ==========================================

       Liabilities
       Post Petition Liabilities     $    915,559  $    18,225   $    897,334       $    728,051    $     19,404   $    708,647
       Pre-Petion Liabilities                                               -                                                -
           Priority Debt                   11,805                      11,805 (D)         11,805                        11,805 (D)
           Secured Debt                         -       11,553              - (C)              -         11,553              - (C)
           Unsecured Debt               1,255,199       18,109      1,225,537          1,255,199         18,109      1,225,537
           Unsecured Debt-Accrued
           Liabilities                    893,130                     893,130 (B)        893,130                       893,130 (B)
           Unsecured Debt-received
           post 2/27/03                    30,405                      30,405             33,080                        33,080
                                     ----------------------------------------     ------------------------------------------
           Total Pre-Petition
           Liabilities                  2,190,539       29,662      2,160,877          2,193,214         29,652      2,153,652
                                     ----------------------------------------     ------------------------------------------
           Deferred Revenue             4,807,373                   4,807,373 (A)      4,807,373                     4,807,373 (A)
                                     ----------------------------------------     ------------------------------------------
           Total Liabilities            7,913,471       47,413      7,866,058          7,728,638         49,056      7,879,672
                                     ----------------------------------------     ------------------------------------------

       Shareholder's Equity (Deficit)
           Deferred Compensation         (851,412)                   (851,412)(E)       (851,412)                     (851,412)(E)
           Preferred Stock                      -                           -                  -                            -
           Common Stock                   256,241                     256,241            256,241                       256,241
           Paid in Capital            162,879,450                 162,879,450        162,879,450                   162,879,450
               Retained Earnings               -                             -                  -                            -
               Through Filing Date   (153,252,212)               (153,252,212)(A)   (153,252,212)                 (153,252,212)(A)
               Adj. to RE
               pre-petition
               Post Filing Date           145,857            -        145,857 (F)        143,162              -        143,162 (F)
               ELIGIX Unadj. Retained
               Earnings-at Filing
               Date                    (2,022,751)           -     (1,883,526)        (2,203,608)             -     (2,063,204)
               ELIGIX Unadj.
               Retained Earnings-Post
               Filing Date                      -    2,059,448     (2,059,448)                 -      2,059,448     (2,059,448)
                                                      (139,225)             -                          (140,409)             -
                                     ----------------------------------------     --------------------------------------------
       Total Shareholder's Equity       7,155,173    1,920,697      5,234,476          6,971,641      1,919,044      5,062,597
                                     ----------------------------------------     --------------------------------------------
                                                -                           -                  -                             -
                                     ----------------------------------------     --------------------------------------------
       Total Liabilities and
       Shareholders Equity           $ 15,068,644  $ 1,968,110   $ 13,100,534     $   14,700,279   $  1,969,110  $  12,732,169
                                     ========================================     ============================================


                                                        31-Oct-03
                                         CONSOLIDATED BTI   ELIGIX      BTI ONLY
       Cash                              $  2,159,588                $  2,159,588
       Accounts Receivable                     59,795       11,900         47,895
       Less allowances for DA                       -                           -
       Inventory at Cost                      507,475            -        507,475
       Prepaid Expenses and Deposits          105,937                     105,937
       Investments                                  -                           -
       Other                                                                    -
                                         --------------------------------------------
       Total Current Assets                 2,832,795       11,900      2,820,895

       Property, Plant and Equipment
           BioTransplant                    7,388,148                   7,388,148
           Eligix Assets                    1,949,210    1,949,210              -
           Less Accumulated Depreciation   (6,172,494)                 (6,172,494)(A)
                                         --------------------------------------------
           Net Property, Plant and
           Equipment                        3,164,864    1,949,210      1,215,654

       Other Assets
           Deposits                             7,000        7,000              -
           Intangible Assets                6,142,856                   6,142,856
           Goodwill                         2,621,187                   2,621,187 (A)
                                         --------------------------------------------
       Total Assets                      $ 14,768,702   $1,968,110   $ 12,800,592
                                         ============================================

       Liabilities
       Post Petition Liabilities         $    864,454   $   19,404   $    845,050
       Pre-Petion Liabilities                                                   -
           Priority Debt                       11,805                      11,805 (D)
           Secured Debt                             -       11,553              - (C)
           Unsecured Debt                   1,255,199       18,109      1,225,537
           Unsecured Debt-Accrued
           Liabilities                        893,130                     893,130 (B)
           Unsecured Debt-received
           post 2/27/03                        35,815            -         35,815
                                         --------------------------------------------
           Total Pre-Petition
           Liabilities                      2,195,949       29,662      2,166,287
                                         --------------------------------------------

           Deferred Revenue                 4,807,373                   4,807,373 (A)
                                         --------------------------------------------
           Total Liabilities                7,867,776       49,066      7,818,710
                                         --------------------------------------------

       Shareholder's Equity (Deficit)
           Deferred Compensation             (851,412)                   (851,412)(E)
           Preferred Stock                          -                           -
           Common Stock                       256,336                     256,336
           Paid in Capital                162,879,735                 162,879,735
               Retained Earnings                    -                           -
               Through Filing Date       (153,252,212)               (153,252,212)(A)
               Adj. to RE pre-petition
               Post Filing Date               140,447            -        140,447 (F)
               ELIGIX Unadj. Retained
               Earnings-at Filing Date     (2,271,968)           -     (2,131,564)
               ELIGIX Unadj. Retained
               Earnings-Post Filing Date            -    2,059,448     (2,059,448)
                                                          (140,404)             -
                                         --------------------------------------------
       Total Shareholder's Equity           6,900,926    1,919,044      4,981,882
                                         --------------------------------------------

                                         --------------------------------------------
       Total Liabilities and
       Shareholders Equity               $ 14,768,702   $1,968,110   $ 12,800,592
                                         ============================================



                                                        30-Nov-03
                                         CONSOLIDATED BTI   ELIGIX      BTI ONLY
       Cash                              $  2,145,928                $  2,145,928
       Accounts Receivable                     59,795       11,900         47,895
       Less allowances for DA                       -                           -
       Inventory at Cost                      507,475            -        507,475
       Prepaid Expenses and Deposits          102,187                     102,187
       Investments                                  -                           -
       Other                                                                    -
                                         --------------------------------------------
       Total Current Assets                 2,815,365       11,900      2,603,485

       Property, Plant and Equipment
           BioTransplant                    7,388,148                   7,388,148
           Eligix Assets                    1,949,210    1,949,210              -
           Less Accumulated Depreciation   (6,172,494)                 (6,172,494)(A)
                                         --------------------------------------------
           Net Property, Plant and
           Equipment                        3,164,864    1,949,210      1,215,654

       Other Assets
           Deposits                                -            -               -
           Intangible Assets                6,142,856                   6,142,856 (A)
           Goodwill                         2,621,187                   2,621,187 (A)
                                         --------------------------------------------
       Total Assets                      $ 14,744,292   $1,961,110   $ 12,783,182
                                         ============================================

       Liabilities
       Post Petition Liabilities         $    996,763   $   19,676   $    977,087
       Pre-Petion Liabilities                                                   -
           Priority Debt                       11,805                      11,805 (D)
           Secured Debt                             -       11,553              - (C)
           Unsecured Debt                   1,255,199       18,109      1,225,537
           Unsecured Debt-Accrued
           Liabilities                        893,130                     893,130 (B)
           Unsecured Debt-received
           post 2/27/03                        35,815            -         35,815
                                         --------------------------------------------
           Total Pre-Petition
           Liabilities                      2,195,949       29,662      2,166,287
                                         --------------------------------------------

           Deferred Revenue                 4,807,373                   4,807,373 (A)
                                         --------------------------------------------
           Total Liabilities                8,000,085       49,338      7,950,747
                                         --------------------------------------------

       Shareholders' Equity (Deficit)
           Deferred Compensation             (851,412)                   (851,412)(E)
           Preferred Stock                          -                           -
           Common Stock                       256,336                     256,336
           Paid in Capital                162,879,735                 162,879,735
               Retained Earnings                    -                           -
               Through Filing Date       (153,252,212)               (153,252,212)(A)
               Adj. to RE pre-petition
               Post Filing Date               140,447            -        140,447 (F)
               ELIGIX Unadj. Retained
               Earnings-at Filing Date     (2,426,687)           -     (2,281,011)
               ELIGIX Unadj. Retained
               Earnings-Post Filing Date            -    2,059,448     (2,059,448)
                                                          (147,676)             -
                                         --------------------------------------------
       Total Shareholders' Equity           6,744,207    1,911,772      4,832,435
                                         --------------------------------------------

                                         --------------------------------------------
       Total Liabilities and
       Shareholders Equity               $ 14,744,292   $1,961,110   $ 12,783,162
                                         ============================================


                                                                                        31-Dec-03
                                                                   -------------------------------------------------
                                                                   CONSOLIDATED BTI        ELIGIX         BTI ONLY
                                                                   ----------------     -----------    -------------
   Cash                                                            $      1,832,945      $              $  1,832,945
   Accounts Receivable                                                       64,232          11,900           52,332
   Less allowance for DA                                                        -                                -
   Inventory at Cost                                                        507,475             -            507,475
   Prepaid Expenses and Deposits                                            182,187                          102,187
   Investments                                                                  -                                -
   Other                                                                                                         -
                                                                   ----------------     -----------    -------------
   Total Current Assets                                                 [ILLEGIBLE]          11,900      [ILLEGIBLE]

   Property, Plant and Equipment
       BioTransplant                                                      7,388,148                        7,388,148
       Eligix Assets                                                      1,949,210       1,949,210              -
       Less Accumulated Depreciation                                     (6,172,494)                      (6,172,494) (A)
                                                                   ----------------     -----------    -------------
       Net Property, Plant and Equipment                                  3,154,664       1,949,210        1,216,645

   Other Assets
       Deposits                                                                 -               -                -
       Intangible Assets                                                  6,142,656                        2,142,856  (A)
       Goodwill                                                           2,621,187                        2,621,187  (A)
                                                                   ----------------     -----------    -------------
   Total Assets                                                    $     14,436,746     $ 1,951,110    $  12,474,636
                                                                   ================     ===========    =============

   Liabilities
   Post Petition Liabilities                                       $        843,339     $    19,676    $     824,063
   Pre-Petition Liabilities                                                                                      -
       Priority Debt                                                         11,805                           11,805  (D)
       Secured Debt                                                             -            11,553              -    (C)
       Unsecured Debt                                                     1,256,198          18,109        1,225,537
       Unsecured Debt-Accrued Liabilities                                   893,130                          693,130  (B)
       Unsecured Debt-received post 2/27/03                                  35,816             -             35,815
                                                                   ----------------     -----------    -------------
       Total Pre-Petition Liabilities                                     2,195,949          29,682        2,168,287
                                                                   ================     ===========    =============
                                                                                                                 -
       Deferred Revenue                                                   4,807,373                        4,807,373  (A)
                                                                   ----------------     -----------    -------------
                                                                          3,847,061          49,336        7,797,723
       Total Liabilities                                           ================     ===========    =============

   Shareholders' Equity (Deficit)
       Deferred Compensation                                               (651,412)                        (651,412) (E)
       Preferred Stock                                                          -                                -
       Common Stock                                                         256,336                          258,338
       Paid in Capital                                                  162,679,735                      162,879,735
       Retained Earnings                                                        -                                -
                   Through Filing Date                                 (153,252,212)                    (153,252,212) (A)
                   Adj. to the pre-petition                                 140,447                          140,447  (F)
                   Post Filing Date                                      (2,584,209)            -         (2,436,633)
                   ELIGIX Unadj. Retained Earnings-at Filing Date               -         2,059,448       (2,059,448)
                   ELIGIX Unadj. Retained Earnings-Post Filing Date                        (147,676)             -
                                                                   ================     ===========    =============
       Total Shareholders' Equity                                         6,588,880       1,911,772        4,676,913
                                                                   ================     ===========    =============
       Total Liabilities and Shareholders Equity                   $     14,436,746     $ 1,951,110    $  12,474,636
                                                                   ================     ===========    =============

                                                                                        31-Jan-04
                                                                   -------------------------------------------------
                                                                   CONSOLIDATED BTI        ELIGIX         BTI ONLY
                                                                   ----------------     -----------    -------------
   Cash                                                            $      1,817,472      $              $  1,817,472
   Accounts Receivable                                                      376,232          11,900          364,332
   Less allowance for DA                                                        -                                -
   Inventory at Cost                                                        507,475             -            507,475 (G)
   Prepaid Expenses and Deposits                                            102,187                          102,187
   Investments                                                                  -                                -
   Other                                                                                                         -
                                                                   ----------------     -----------    -------------
   Total Current Assets                                                   2,803,366          11,900        2,791,466

   Property, Plant and Equipment
       BioTransplant                                                      7,388,148                        7,388,148
       Eligix Assets                                                      1,949,210       1,949,210              -
       Less Accumulated Depreciation                                     (6,172,494)                      (6,172,494) (A)
                                                                   ----------------     -----------    -------------
       Net Property, Plant and Equipment                                  3,164,864       1,949,210        1,215,654

   Other Assets
       Deposits                                                                 -               -                -
       Intangible Assets                                                  6,142,856                        6,142,856  (A)
       Goodwill                                                           2,621,187                        2,621,187  (A)
                                                                   ----------------     -----------    -------------
   Total Assets                                                    $     14,732,273     $ 1,961,110    $  12,771,163
                                                                   ================     ===========    =============

   Liabilities
   Post Petition Liabilities                                       $        948,664     $    19,676    $     928,988
   Pre-Petition Liabilities                                                                                      -
       Priority Debt                                                         11,805                           11,805  (D)
       Secured Debt                                                             -            11,553              -    (C)
       Unsecured Debt                                                     1,255,199          18,109        1,225,537
       Unsecured Debt-Accrued Liabilities                                   893,130                          893,130  (B)
       Unsecured Debt-received post 2/27/03                                  35,815             -             35,815
                                                                   ----------------     -----------    -------------
       Total Pre-Petition Liabilities                                     2,195,949          29,662        2,166,287
                                                                   ================     ===========    =============
                                                                                                                 -
       Deferred Revenue                                                   4,807,373                        4,807,373  (A)
                                                                   ----------------     -----------    -------------
                                                                          7,951,986          49,338        7,902,648
       Total Liabilities                                           ================     ===========    =============

   Shareholders' Equity (Deficit)
       Deferred Compensation                                               (851,412)                        (851,412) (E)
       Preferred Stock                                                          -                                -
       Common Stock                                                         256,336                          256,336
       Paid in Capital                                                  162,879,735                      162,879,735
       Retained Earnings                                                        -                                -
                   Through Filing Date                                 (153,252,212)                    (153,252,212) (A)
                   Adj. to the pre-petition                                 140,447                          140,447  (F)
                   Post Filing Date                                      (2,584,209)            -         (2,436,533)
                   Post Filing Date at of 1/1/2004                          191,602             -            191,602
                   ELIGIX Unadj. Retained Earnings-at Filing Date               -         2,059,448       (2,059,448)
                   ELIGIX Unadj. Retained Earnings-Post Filing Date                        (147,676)             -
                                                                   ================     ===========    =============
       Total Shareholders' Equity                                         6,780,287       1,911,772        4,868,515
                                                                   ================     ===========    =============
       Total Liabilities and Shareholders Equity                   $     14,732,273     $ 1,961,110    $  12,771,163
                                                                   ================     ===========    =============

                                                                                                  29-Feb-04
                                                                           -------------------------------------------------
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $    2,045,690                    $   2,045,690
       Accounts Receivable                                                          63,868           11,900          51,968
       Less allowance for DA                                                             -                                -
       Inventory at Cost                                                           507,475                -         507,475  (G)
       Prepaid Expenses and Deposits                                               102,187                          102,187
       Investments                                                                       -                                -
       Other                                                                                                              -
                                                                            ------------------------------------------------
       Total Current Assets                                                   2,719,220.12           11,900    2,707,320.12

       Property, Plant and Equipment
           BioTransplant                                                         7,388,148                        7,388,148
           Eligix Assets                                                         1,949,210        1,949,210               -
           Less Accumulated Depreciation                                        (6,172,494)                      (6,172,494)  (A)
                                                                            -----------------------------------------------
           Net Property, Plant and Equipment                                     3,164,864        1,949,210       1,215,654

       Other Assets                                                                                                       -
           Deposits                                                                      -                -               -
           Intangible Assets                                                     6,142,856                        6,142,856  (A)
           Goodwill                                                              2,621,187                        2,621,187  (A)
                                                                            -------------------------------------------------
       Total Assets                                                             14,686,127        1,961,110    $ 12,687,017
                                                                            ===============================================

       Liabilities
       Post Petition Liabilities                                            $      940,199       $   19,676    $    920,523
       Pre-Petition Liabilities
           Priority Debt                                                            11,805                           11,805  (D)
           Secured Debt                                                                -             11,553             -    (C)
           Unsecured Debt                                                        1,255,199           18,109       1,225,537
           Unsecured Debt-Accrued Liabilities                                      893,130                          893,130  (B)
           Unsecured Debt-received post 2/27/03                                     35,815               -           35,815
                                                                            -----------------------------------------------
           Total Pre-Petition Liabilities                                        2,195,949           29,662       2,166,287
                                                                            ------------------------------------------------
           Deferred Revenue                                                      4,807,373                        4,807,373  (A)
                                                                            ------------------------------------------------
           Total Liabilities                                                     7,943,521           49,338       7,894,183
                                                                            ------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                    -
           Deferred Compensation                                                   (851,412)                        (851,412) (E)
           Preferred Stock                                                             -                                -
           Common Stock                                                             256,336                          256,336
           Paid in Capital                                                      162,879,735                      162,879,735
           Retained Earnings                                                            -                                -
                          Through Filing Date                                  (153,252,212)                    (153,252,212) (A)
                          Adj. to RE pre-petition                                   140,447             -            140,447  (F)
                          Post Filing Date to 12/31/2003                         (2,584,209)            -         (2,436,533)
                          Post Filing Date as of 1/1/2004                           115,921                          115,921
                          ELIGIX Unadj. Retained Earnings-at Filing Date                -         2,059,448       (2,059,448)
                          ELIGIX Unadj. Retained Earnings-Post Filing
                            Date to 12/31/2003                                          -          (147,676)             -
                                                                            -------------------------------------------------
           Total Shareholder Equity                                               6,704,606       1,911,772        4,792,834
                                                                            --------------------------------------------------
           Total Liabilities and Shareholder Equity                         $    14,648,127     $ 1,961,110    $  12,687,017
                                                                            =================================================


                                                                                                  31-Mar-04
                                                                           -------------------------------------------------
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $    1,995,808                    $   1,995,808
       Accounts Receivable                                                          60,185           11,900          48,285
       Less allowance for DA                                                             -                                -
       Inventory at Cost                                                           507,475                -         507,475  (G)
       Prepaid Expenses and Deposits                                               102,187                          102,187
       Investments                                                                       -                                -
       Other                                                                                                              -
                                                                            ------------------------------------------------
       Total Current Assets                                                      2,665,655           11,900       2,653,755

       Property, Plant and Equipment
           BioTransplant                                                         7,388,148                        7,388,148
           Eligix Assets                                                         1,949,210        1,949,210               -
           Less Accumulated Depreciation                                        (6,172,494)                      (6,172,494)  (A)
                                                                            -----------------------------------------------
           Net Property, Plant and Equipment                                     3,164,864        1,949,210       1,215,654

       Other Assets                                                                                                       -
           Deposits                                                                      -                -               -
           Intangible Assets                                                     6,142,856                        6,142,856  (A)
           Goodwill                                                              2,621,187                        2,621,187  (A)
                                                                            -------------------------------------------------
       Total Assets                                                             14,594,562        1,961,110    $ 12,633,452
                                                                            ===============================================

       Liabilities
       Post Petition Liabilities                                            $      923,336       $   19,676    $    903,660
       Pre-Petition Liabilities                                                                                           -
           Priority Debt                                                            11,805                           11,805
           Secured Debt                                                                -             11,553             -
           Unsecured Debt                                                        1,255,199           18,109       1,225,537
           Unsecured Debt-Accrued Liabilities                                      893,130                          893,130
           Unsecured Debt-received post 2/27/03                                     35,815               -           35,815
                                                                            -----------------------------------------------
           Total Pre-Petition Liabilities                                        2,195,949           29,662       2,166,287
                                                                            ------------------------------------------------
           Deferred Revenue                                                      4,807,373                        4,807,373
                                                                            ------------------------------------------------
           Total Liabilities                                                     7,926,658           49,338       7,877,320
                                                                            ------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                     -
           Deferred Compensation                                                  (851,412)                        (851,412)
           Preferred Stock                                                               -                                -
           Common Stock                                                            256,336                          256,336
           Paid in Capital                                                     162,879,735                      162,879,735
           Retained Earnings                                                             -                                -
                          Through Filing Date                                 (153,252,212)                    (153,252,212)
                          Adj. to RE pre-petition                                  140,447                -         140,447
                          Post Filing Date to 12/31/2003                        (2,584,209)               -      (2,436,533)
                          Post Filing Date as of 1/1/2004                           79,219                           79,219
                          ELIGIX Unadj. Retained Earnings-at Filing Date                 -        2,059,448      (2,059,448)
                          ELIGIX Unadj. Retained Earnings-Post Filing
                            Date to 12/31/2003                                           -         (147,676)              -
                                                                            -------------------------------------------------
           Total Shareholders Equity                                              6,667,904       1,911,772       4,756,132
                                                                            --------------------------------------------------
           Total Liabilities and Shareholders Equity                        $    14,594,562     $ 1,961,110   $  12,633,452
                                                                            =================================================


       (A) Eligix Incorporated is a wholly owned subsidiary of BioTransplant Incorporated. As of January 31, 2004, Biotransplant Incorporated has not closed its December 31, 2002 accounting records as a results of a delay in completing the 2002 year end audit due to chapter 11 filing.

       The accounting records as of December 31, 2002 are to be adjusted for various items, including potential write-offs of (i) Property, Plant and Equipment, (ii) Intangible Assets, (iii) Goodwill, (iv) Deferred Revenue
       (v) and amounts recognized as stock based Deferred Compensation. These write-offs and other final year end audit adjustments could potentially effect the monthly financial results. As such, no depreciation, amortization of intangible assets or stock based compensation expense is recognized for any of the months during 2003.

       (B) We expect this amount will also be adjusted downward upon the completion of our 2002 year end audit.

       (C) Plus undetermined value of debt secured by Collateral for BioTransplant Incorporated.

       (D) Amount reflects joint obligation of BioTransplant Incorporated and Eligix, Inc. for tax and SEC reporting purposes.

       (E) Deferred compensation is the net amount of expense to be amortized and recognized relating to stock based compensation granted by BTI to its employees.

       (F) $107,000 of accrued vacation was reversed in April. It related to pre-petition period. All of the accrued vacation sums were paid in January 03. $67,000 of pre-petition accrued legal fees were reversed as they had been paid pre-petition. $13,388 of new invoices received which related to expenses incurred during pre-petition period.

       (G) Inventory values reflect the historic value of Eligix and BioTransplant assets. The inventory reflects primarily Eligix assets which have been sold to Miltenyi, and certain remaining biological material of indeterminant value.

                                                                      FORM OPR-3

CASE NAME: BIOTRANSPLANT INC. DEBTOR IN POSSESSION   SUMMARY ACCOUNTS RECEIVABLE


CASE NUMBER:  03-11585                           MONTH ENDED: FEBRUARY 29, 2004

                                                          0-30         31-60          61-90         OVER
                                            TOTAL         DAYS         DAYS           DAYS        90 DAYS
DATE OF FILING: 2/27/03                  $  445,958    __________    __________    __________   $  445,958

 Allowance for doubtful accounts           (190,578)   (_________)   (_________)   (_________)    (190,578)

MONTH: 3/31/03                           $  239,250    __________    __________    __________   $  239,250*

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

        *allowance for doubtful accounts listed as of filing have been re-classified as collectable as a result of developments in chapter 11.

MONTH: 4/30/03                          $   238,472    __________    __________    __________  $   238,472(1)

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

(1) Pre-petition item booked as receivable when it should have been expensed.

MONTH: 5/31/03                          $   238,472    __________    __________    __________  $   238,472

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 6/30/03                          $   167,895    __________    __________    __________  $   167,895

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 7/31/03                          $   107,895    __________    __________   __________   $   107,895




 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 8/31/03                          $    47,895    __________    __________    __________  $    47,895

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

 Date of Filing 9/30/03                 $    47,895   (_________)   (_________)   (_________)  $    47,895

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

 Month 10/31/03                         $    47,895   (_________)   (_________)   (_________)  $    47,895

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 11/30/03                         $    47,895     _________     _________     _________  $    47,895

Allowance for doubtful accounts          (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 12/31/03                         $    52,332     _________     _________     _________  $    52,332

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 1/31/04                           $  364,332    $  312,000     _________     _________  $    52,332

Allowance for doubtful accounts          (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 2/29/04                           $    51,968    _________     _________     _________  $    51,968

Allowance for doubtful accounts          (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 3/31/04                           $    48,285    _________     _________     _________  $    48,285

Allowance for doubtful accounts          (_________)   (_________)   (_________)   (_________)  (_________)

Note: Total accounts receivable and total allowance for doubtful accounts shown here must agree with the same items as shown on Form OPR-1.

                                                                      FORM OPR-4

CASE NAME: BIOTRANSPLANT INC. DIP.         SCHEDULE OF POST PETITION LIABILITIES

CASE NUMBER: 03-11585                      MONTH ENDED: MARCH 31, 2004

                                     DATE       DATE       TOTAL      0-30      31-60      61-90       OVER
                                   INCURRED     DUE         DUE       DAYS       DAYS       DAYS     90 DAYS
TAXES PAYABLE
 Federal Income Taxes              ________   ________   ________   ________   ________   ________   ________

 FICA - Employer's share           ________   ________   ________   ________   ________   ________   ________

 FICA - Employee's share           ________   ________   ________   ________   ________   ________   ________

 Unemployment Tax                  ________   ________   ________   ________   ________   ________   ________

 State Income Tax                  ________   ________   ________   ________   ________   ________   ________

 State Sales & Use Tax             ________   ________   ________   ________   ________   ________   ________

 State ____ Tax                    ________   ________   ________   ________   ________   ________   ________

 Personal Property Tax             ________   ________   ________   ________   ________   ________   ________

   TOTAL TAXES PAYABLE             ________   ________   ________   ________   ________   ________   ________

POSTPETITION SECURED DEBT          ________   ________   ________   ________   ________   ________   ________

POSTPETITION UNSECURED DEBT        3/31/04    ________  $ 903,660              ________   ________   ________

ACCRUED INTEREST PAYABLE           ________   ________   ________   ________   ________   ________   ________

TRADE ACCOUNTS PAYABLE & OTHER:
 (list separately*)

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

 TOTALS                             3/31/04   ________  $ 903,660              ________   ________   ________

* Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2 of this report.

                                                                      FORM OPR-5

CASE NAME:  BIOTRANSPLANT INC. DIP                    INCOME STATEMENT

CASE NUMBER: 03-11585                                 MONTH ENDED   3/31/04

Please see attached

                                                                                                      FILING
                                     MONTH     MONTH      MONTH      MONTH      MONTH      MONTH     TO DATE
                                   ________   ________   ________   ________   ________   ________   ________

NET REVENUE (INCOME)               ________   ________   ________   ________   ________   ________   ________

COST OF GOODS SOLD
 Materials                         ________   ________   ________   ________   ________   ________   ________

 Labor - Direct                    ________   ________   ________   ________   ________   ________   ________

 Manufacturing Overhead            ________   ________   ________   ________   ________   ________   ________

   TOTAL COST OF GOODS SOLD        ________   ________   ________   ________   ________   ________   ________

GROSS PROFIT                       ________   ________   ________   ________   ________   ________   ________

OPERATING EXPENSES
 Selling and Marketing             ________   ________   ________   ________   ________   ________   ________

 General and Administrative        ________   ________   ________   ________   ________   ________   ________

 Other:______________              ________   ________   ________   ________   ________   ________   ________

   TOTAL OPERATING EXPENSES        ________   ________   ________   ________   ________   ________   ________

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES            ________   ________   ________   ________   ________   ________   ________

INTEREST EXPENSE                   ________   ________   ________   ________   ________   ________   ________

DEPRECIATION                       ________   ________   ________   ________   ________   ________   ________

INCOME TAX EXPENSE (BENEFIT)       ________   ________   ________   ________   ________   ________   ________

EXTRAORDINARY INCOME (EXPENSE)*    ________   ________   ________   ________   ________   ________   ________

    NET INCOME (LOSS)              ________   ________   ________   ________   ________   ________   ________

Requires Footnote

                                                                      FORM OPR-5

CASE NAME       BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION

CASE NUMBER     03-11585 CJK
                INCOME STATEMENT

MONTH ENDED     MARCH 31, 2004

                         March 31,    April 30,     May 31,    June 30,  July 31,  August 31,
                           2003         2003         2003        2003     2003       2003
Net Revenue            $      -     $      -     $   8,330    $      0  $          $      -

Cost of Goods Sold
    Materials
    Labor-Direct
    Manufacturing OH
    Total Cost
    of Goods Sold

Gross Profit                  -            -            -

Operating Expenses

    Selling and
    Marketing                 -            -            -
    General and
    Administrative        174,125     652,263(A)   344,361     275,035    237,609    206,960
    Other

    Total Operating
    Expenses              174,125     652,263      344,361(B)  275,035    237,609    206,960

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES   174,125(A)  652,263      344,361     275,035    237,609    206,960

Interest Expense               -        2,816           -           -          -          -

Depreciation                   -            -           -             (B)      -          -

Income Tax Expense
(Benefit)                      -            -           -           -          -          -

Extraordinary Income
(Expense)                      -            -           -           -          -          -

Interest Income             1,038         273           -           -          -          -
                       ----------   ---------   ----------   ----------  ---------  ---------
Net Income (Loss)      $ (173,086)  $(654,805)  $ (336,031)  $(275,035) $(237,609) $(206,960)
                       ==========   ==========   ==========  ========== =========  =========

                       September 30,  October 31,  November      December      January 31,   February 29,    March 31,
                          2003          2003       30, 2003      31, 2003         2004          2004           2004
Net Revenue            $   1,000(R)                 $  2,610      $ 32,005      $       -      $       -     $       -

Cost of Goods Sold
    Materials
    Labor-Direct
    Manufacturing OH
    Total Cost
    of Goods Sold

Gross Profit

Operating Expenses

    Selling and
    Marketing
    General and
    Administrative       179,678    185,049         152,161       187,669          120,411        79,952         36,861
    Other

    Total Operating
    Expenses             179,678    185,049         152,161       187,669          120,411        79,952         36,861

INCOME BEFORE INTEREST
 DEPRECIATION, TAXES O
 EXTRAORDINARY EXPENSE   179,678    185,049         149,551       155,694          120,411        79,952         36,861

Interest Expense              -           -            -             -                   -             -

Depreciation                  -           -            -             -                   -             -

Income Tax Expense
(Benefit)                     -           -            -             -                   -             -

Extraordinary Income
(Expense)                     -     114,000(c)         -             -             312,000             -              -

Interest Income               -       74.00             104           172               13            271           159
                       ---------  ---------      ----------    ----------        ----------     ----------    ----------
Net Income (Loss)      $(179,678) $ (70,975)      $(149,447)    $(155,522)        $191,602       $(75,681)     $ 36,702
                       =========   =========     ==========    ==========        ==========     ==========    ==========

As of March 31, 2004, BioTransplant Incorporated has not closed its December 31, 2002 accounting records.

The accounting records as of December 31, 2002 are to be adjusted for various items, including potential write-offs of (i) Property, Plant and Equipment, (ii) Intangible Assets, (iii) Goodwill, (iv) Deferred Revenue (v) and amounts recognized as stock based Deferred Compensation. These write-offs and other final year end audit adjustments could potentially effect the monthly financial results. As such, no depreciation, amortization of intangible assets or stock based compensation expense is recognized for any of the months during 2003.

                                                                      FORM OPR-6

CASE NAME:     BIOTRANSPLANT INCORPORATED  STATEMENT OF SOURCES AND USES OF CASH
               DIP
                                           MONTH ENDED: March 31, 2004
CASE NUMBER:   03-11585

PLEASE SEE ATTACHED


                                    MONTH      MONTH      MONTH      MONTH      MONTH       MONTH      MONTH     MONTH     MONTH
                                   ________   ________   ________   ________   ________   ________   ________   _______   _______

SOURCES OF CASH
 Income (Loss) From Operations     ________   ________   ________   ________   ________   ________   ________   _______   _______
  Add: Depreciation, Amortization
       & Other Non-Cash Items      ________   ________   ________   ________   ________   ________   ________   _______   _______

OPERATIONS                         ________   ________   ________   ________   ________   ________   ________   _______   _______

 Add: Decrease in Assets:
      Accounts Receivable          ________   ________   ________   ________   ________   ________   ________   _______   _______

      Inventory                    ________   ________   ________   ________   ________   ________   ________   _______   _______

      Prepaid Expenses & Deposits  ________   ________   ________   ________   ________   ________   ________   _______   _______

      Property, Plant & Equipment  ________   ________   ________   ________   ________   ________   ________   _______   _______

      Other                        ________   ________   ________   ________   ________   ________   ________   _______   _______

   Increase in Liabilities:
      Pre Petition Liabilities     ________   ________   ________   ________   ________   ________   ________   _______   _______

      Post Petition Liabilities    ________   ________   ________   ________   ________   ________   ________   _______   _______

    TOTAL SOURCES OF CASH (A)      ________   ________   ________   ________   ________   ________   ________   _______   _______

USES OF CASH
 Increase in Assets:
   Accounts Receivable             ________   ________   ________   ________   ________   ________   ________   _______   _______

   Inventory                       ________   ________   ________   ________   ________   ________   ________   _______   _______

   Prepaid Expenses & Deposits     ________   ________   ________   ________   ________   ________   ________   _______   _______

   Property, Plant & Equipment     ________   ________   ________   ________   ________   ________   ________   _______   _______

   Other                           ________   ________   ________   ________   ________   ________   ________   _______   _______

Decrease in Liabilities:
 Pre Petition Liabilities          ________   ________   ________   ________   ________   ________   ________   _______   _______

 Post Petition Liabilities         ________   ________   ________   ________   ________   ________   ________   _______   _______

      TOTAL USES OF CASH (B)       ________   ________   ________   ________   ________   ________   ________   _______   _______

NET SOURCE (USE)
 OF CASH (A-B = NET)               ________   ________   ________   ________   ________   ________   ________   _______   _______

CASH - BEGINNING BALANCE
 (See OPR-1)                       ________   ________   ________   ________   ________   ________   ________   _______   _______

CASH - ENDING BALANCE
 (See OPR-1)                       ________   ________   ________   ________   ________   ________   ________   _______   _______

                                                                      FORM OPR-6

CASE NAME        BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION

CASE NUMBER      03-11585 CJK

                      STATEMENT OF SOURCES AND USES OF CASH

MONTH ENDED MARCH 31, 2004

                             MARCH 31,    APRIL 30,     MAY 31,    JUNE 30,     JULY 31,     AUGUST 31,   SEPTEMBER 30,
                               2003         2003         2003        2003         2003         2003           2003
SOURCES OF CASH
       Income (Loss)
       From Operations       $  (173,087) $ (654,805) $  (336,031) $ (275,035)  $  (237,609)   $ (206,960)   $  (179,678)
       Add: Depreciation,
            Amortization
            & Other                5,287      24,445       20,386      20,301        20,301        20,301         20,301
       Non-Cash Items                  -       1,478            -           -             -             -              -
                                       -       2,803            -           -             -             -              -
OPERATIONS
 Add:  Decrease in Assets:
       Accounts Receivable       255,379          -             -      70,577        60,000        60,000              -
       Inventory                       -          -             -           -             -             -              -
       Prepaid Expenses &
       Deposits                    7,050    125,000             -           -             -             -              -
       Property, Plant
       and Equipment                   -          -             -           -             -             -              - (F)
       Other Purchase of
       common shares
       Other                           -     13,828             -           -             -             -              -

       Increase in Liabilities
       Pre-Petition Liabilities        -          -(A)          -            (C)                          (D)            (E)
       Post Petition Liabilities  25,915    338,581       369,353           -        92,473       121,958              -
       Other: Exercise of
       options                                                            626

      TOTAL SOURCES OF CASH (A)  120,544   (148,670)       53,708    (183,531)      (64,835)       (4,701)      (159,377)

USES OF CASH
      Increase in Assets:
      Accounts Receivable              -          -             -           -             -             -              -
      Inventory                        -          -             -                                                188,687
      Prepaid Expenses &
      Deposits                         -     15,183       161,014       3,750             -             -              -
      Property, Plant and
      Equipment
      Other                            -          -             -           -             -             -              -

      Decrease in Liabilities
      Pre-Petition Liabilities         -     17,152(B)      2,658                                                188,687
      Post Petition Liabilities        -      1,072                    50,946             -             -        188,687

      TOTAL USES OF CASH (B)           -     33,407       163,672      54,696             -             -

NET SOURCE (USE) OF CASH
(A-B=NET)                    $   120,544 $(182,077)   $  (109,964) $ (238,227)   $   (64,835)   $   (4,701)    $ (348,064)

CASH-BEGINNING BALANCE       $ 2,871,884 $2,992,428   $ 2,810,351  $2,700,837    $ 2,462,160    $2,397,325      2,392,624
2,392,624
CASH-ENDING BALANCE          $ 2,992,428 $2,810,351   $ 2,700,387  $2,462,160    $ 2,397,325    $2,397,624      2,044,560


                                OCTOBER 31,     NOVEMBER 30,    DECEMBER 31,      JANUARY 31,       FEBRUARY 29,    MARCH 31,
                                   2003            2003           2003               2004              2004           2004
SOURCES OF CASH
       Income (Loss)
       From Operations          $(70,975)       $  (149,447)   $  (155,522)     $  191,602      $   (75,681)     $   (36,702)
       Add: Depreciation,
            Amortization
            & Other               46,605                  -              -
       Non-Cash Items                  -                  -              -
                                       -                  -              -
OPERATIONS
 Add:  Decrease in Assets:
       Accounts Receivable             -                  -              -                          312,364            3,683
       Inventory                       -                  -              -
       Prepaid Expenses &
       Deposits                        -              3,750              -
       Property, Plant
       and Equipment                   -                  -              -               -
       Other: Purchase of
       common shares                 380                  -              -
       Other                           -                  -              -

       Increase in Liabilities
       Pre-Petition Liabilities
       Post Petition Liabilities       -            132,037              -         104,925
       Other: Exercise of
       options                   136,403                  -              -

      TOTAL SOURCES OF CASH (A)                     (13,660)      (155,522)        296,527          236,683          (33,019)

USES OF CASH
      Increase in Assets:                                 -              -
      Accounts Receivable        112,413                  -          4,337         312,000
      Inventory                        -                  -              -
      Prepaid Expenses &
      Deposits                         -                  -              -
      Property, Plant and
      Equipment                        -                  -              -
      Other                            -                  -              -

      Decrease in Liabilities          -                  -        153,024
      Pre-Petition Liabilities         -                  -              -
      Post Petition Liabilities   (2,615)(G)              -                                           8,465           16,863
      TOTAL USES OF CASH (B)      (2,615)                 -        157,461         312,000            8,465           16,863

NET SOURCE (USE) OF CASH
(A-B=NET)                     $  115,028        $   (13,660)   $  (312,983)     $  (15,473)     $   228,218      $   (49,882)

CASH-BEGINNING BALANCE        $2,044,560        $ 2,159,588    $ 2,145,928      $1,832,945      $ 1,817,472      $ 2,045,690
2,392,624
CASH-ENDING BALANCE           $2,159,588        $ 2,145,928    $ 1,832,945      $1,817,472      $ 2,045,690      $ 1,995,808

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

RE:                                                     CASE NO.:  03-11584

Eligix Incorporated                                     JUDGE: CJK
                Debtor in Possession
_____________________________

DEBTOR(S)CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING MARCH 31, 2004

COMES NOW,_______________________________________________________

Debtor-in-Possession, and hereby submits its Monthly Operating Report for the period commencing March 1, 2004 and ending March 31, 2004 as shown by the report and exhibits consisting of 14 pages and containing the following, as indicated:

/X/ Monthly Reporting Questionnaire (Attachment 1)

/X/ Comparative Balance Sheets (Forms OPR-1 & OPR-2)

/X/ Summary of Accounts Receivable (Form OPR-3)

/X/ Schedule of Post-petition Liabilities (Form OPR-4)

/X/ Income Statement (Form OPR-5)

/X/ Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:  4/26/04                       DEBTOR(S)-IN-POSSESSION
     ---------------
                                     BY: /s/ Donald B. Hawthorne
                                         -------------------------------------
                                            (Signature)


                                     -----------------------------------------
                                            (Signature)

                                     Name & Title: Donald B. Hawthorne,
                                                   PRESIDENT & CEO
                                                   ---------------------------
                                                     (Print or type)

                                     Address: 196 Boston Ave.
                                             ---------------------------------
                                              Medford, MA 02155
                                             ---------------------------------

                                     Telephone No.:  781-393-7651
                                                   ---------------------------

                                                           ATTACHMENT 1 (Page 1)

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:        ELIGIX INC. DEBTOR IN POSSESSION

CASE NUMBER:      03-11584 CJK

MONTH OF:         March 31, 2004

1.   PAYROLL:  State the amount of all executive wages paid and taxes withheld and paid.

     Name and Title                                  Wages Paid              Taxes Withheld
     of Executive                                 Gross         Net         Due          Paid
     --------------                               -----         ---         ---          ----
   None
                                                               None
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

     TOTAL EXECUTIVE PAYROLL:___________________________________________________________________________

2.   INSURANCE: Is workers' compensation and other insurance in effect? YES.
                Are payments current? YES. *If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                Policies remain same as reported in initial debtor report.

                *Based on late notices received

                                                                            Date
                     Carrier           Coverage        Expiration     Premium Coverage
     Type             Name        Amount      Policy #    Date        Amounts Pd. Thru
     ----            -------      ------      --------    ----        ----------------
     Homeowners
                    ------------------------------------------------------------------------

     Rental Property
                    ------------------------------------------------------------------------

     Liability
                    ------------------------------------------------------------------------

     Vehicle                    N/A
                    ------------------------------------------------------------------------

     Workers
     Compensation
                    ------------------------------------------------------------------------

     Other


                                                           ATTACHMENT 1 (Page 2)
                                                                REV. 1/92

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:      Eligix Incorporated Debtor in Possession

CASE NUMBER:    03-11584 CJK

MONTH OF:       March 31, 2004
                    Note 1

3.   BANK ACCOUNTS

                                                              ACCOUNT TYPE
                               Operating      Tax       Payroll      Other       Total
                               ---------   ---------   ---------   ---------   ---------
     Bank Name            (1)  Eligix Inc does not have any bank accounts or Cash under its own name, and it does not have any employees or stand alone operations of its own. Its assets serve to support,
                               and are being developed by, BTI its Corporate parent.

     Account#                  In prepetition period, Eligix Inc. and BTI were reported
                               as a consolidated group for tax & SEC purposes.

BEGINNING BOOK BALANCE

     PLUS: Deposits

     LESS: Disbursements

     Other:
      Transfers In (0ut)

     ______________________

ENDING BOOK BALANCE

     4. Post-petition Payments: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below (attach separate sheet if necessary).

          Payments To/On                        Amount       Date       Check#
          --------------                       ---------   ---------   ---------
          Professionals (attorneys,
           accountants, etc.);

          _________________________________    _________   _________   _________

          _________________________________    _________   _________   _________

          Pre-petition debts:

          _________________________________    _________   _________   _________

          _________________________________    _________   _________   _________

                                                                      FORM OPR-1

CASE NAME: Eligix Inc. Debtor in Possession    COMPARATIVE BALANCE SHEETS

CASE NUMBER:  03-11584                         MONTH ENDED: March 31, 2004

Please see attached

                                          FILING
                                           DATE      MONTH     MONTH     MONTH     MONTH     MONTH     MONTH
ASSETS                                    _______   _______   _______   _______   _______   _______   _______

CURRENT ASSETS                            _______   _______   _______   _______   _______   _______   _______
 Cash

 Other negotiable instruments (i.e
   CD's, Treasury bills, etc.)            _______   _______   _______   _______   _______   _______   _______

 Accounts Receivable, Net (OPR-3)         _______   _______   _______   _______   _______   _______   _______

  Less allowance for doubtful accounts    _______   _______   _______   _______   _______   _______   _______

  Inventory, at cost                      _______   _______   _______   _______   _______   _______   _______

  Prepaid expenses and deposits           _______   _______   _______   _______   _______   _______   _______

  Investments                             _______   _______   _______   _______   _______   _______   _______

  Other: ______________________________   _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

   TOTAL CURRENT ASSETS                   _______   _______   _______   _______   _______   _______   _______

PROPERTY, PLANT AND EQUIPMENT, AT COST    _______   _______   _______   _______   _______   _______   _______

 Less Accumulated Depreciation            _______   _______   _______   _______   _______   _______   _______

  NET PROPERTY, PLANT AND EQUIPMENT       _______   _______   _______   _______   _______   _______   _______

OTHER ASSETS                              _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

   TOTAL ASSETS                           _______   _______   _______   _______   _______   _______   _______

* Itemize if value of "Other Assets" exceeds 10% of "Total Assets"

                                                                      FORM OPR-2

CASE NAME: Eligix Inc. Debtor in Possession      COMPARATIVE BALANCE SHEETS

CASE NUMBER: 03-11584                            MONTH ENDED: MARCH 31, 2004

Please see attached

                                          FILING
                                           DATE      MONTH     MONTH     MONTH     MONTH     MONTH     MONTH

LIABILITIES                               _______   _______   _______   _______   _______   _______   _______

POST PETITION LIABILITIES [OPR-4]            -0-    _______   _______   _______   _______   _______   _______

PRE PETITION LIABILITIES
 Priority Debt                            _______   _______   _______   _______   _______   _______   _______

 Secured Debt                             _______   _______   _______   _______   _______   _______   _______

 Unsecured Debt                           _______   _______   _______   _______   _______   _______   _______

  TOTAL PRE PETITION LIABILITIES          _______   _______   _______   _______   _______   _______   _______

   TOTAL LIABILITIES                      _______   _______   _______   _______   _______   _______   _______

SHAREHOLDERS' EQUITY (DEFICIT)

 PREFERRED STOCK                          _______   _______   _______   _______   _______   _______   _______

 COMMON STOCK                             _______   _______   _______   _______   _______   _______   _______

 PAID-IN CAPITAL                          _______   _______   _______   _______   _______   _______   _______

 RETAINED EARNINGS
  Through Filing Date                     _______   _______   _______   _______   _______   _______   _______

  Post Filing Date                        _______   _______   _______   _______   _______   _______   _______

   TOTAL SHAREHOLDERS' EQUITY             _______   _______   _______   _______   _______   _______   _______

   TOTAL LIABILITIES AND                  _______   _______   _______   _______   _______   _______   _______
    SHAREHOLDERS' EQUITY

                                                                      FORM OPR-1
                                                                      FORM OPR-2

Case Name    Bio Transplant Incorporated Debtor in Possession
Case Number  03-211585 CJK
                 March 31, 2004

Case Name    Eligix Incorporated Debtor in Possession
Case Number  03-211584 CJK

While the cases for Bankruptcy purposes are separate, Bio Transplant and Eligix report on a consolidated basis for tax and Securities and Exchange Commission purposes. Accordingly, and because these reports will be disclosed under SEC 8-K filings, BTI and ELIGIX are filing these MOR's to reflect figures both on consolidated and stand alone bases

                                                                                               March 31, 2003
                                                                            Consolidated BTI       Eligix          BTI ONLY
       Cash                                                                 $      2,992,428                    $    2,992,428
       Accounts Receivable                                                           251,850           11,900          239,950
       Less allowance for DA                                                               -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                 240,262                           240,262
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,992,015           11,900        3,980,115

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                0
           Less Accumulated Depreciation                                          (6,172,494)                       (6,172,494)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210        1,215,654

       Other Assets                                                                                                          -
           Deposits                                                                  128,000          128,000                -
           Intangible Assets                                                       6,142,856                         6,142,856
           Goodwill                                                                2,621,187                         2,621,187
                                                                            --------------------------------------------------
       Total Assets                                                               18,048,922        2,089,110       13,959,812
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $         32,682   $        6,767   $       25,915
       Pre-Petition Liabilities
           Priority Debt                                                              11,805                            11,805
           Secured Debt                                                                    -           11,553                -
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                      1,089,049                         1,089,049
           Unsecured Debt-received post 2/27/03                                        1,227                             1,227
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,357,280           29,662        2,327,618
                                                                            --------------------------------------------------
           Deferred Revenue                                                        4,807,373                         4,807,373
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,197,335           36,429        7,160,906
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       164,878,881                       162,878,881
           Retained Earnings                                                                                                 -
                          Through Filing Date                                   (153,252,212)                     (153,252,212)
                          Post Filing Date                                          (179,854)               -         (173,087)
                          ELIGIX Unadj. Retained Earnings-at Filing Date                   -        2,059,448       (2,059,448)
                          ELIGIX Unadj. Retained Earnings-Post Filing Date                             (6,767)               -
                                                                            --------------------------------------------------
           Total Shareholder's Equity                                              8,851,587        2,052,881        6,798,906
                                                                            --------------------------------------------------
           Total Liabilities and Shareholders Equity                        $     16,048,922   $    2,089,110   $   13,959,812
                                                                            ==================================================

                                                                                               April 30, 2003
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $      2,810,351                    $    2,810,351
       Accounts Receivable                                                           250,372           11,900          238,472
       Less allowances for DA                                                              -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                  89,368                            89,368
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,657,566           11,900        3,645,666

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                -
           Less Accumulated Depreciation                                          (6,172,494)                       (6,172,494)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210        1,215,654

       Other Assets
           Deposits                                                                    7,000            7,000                -
           Intangible Assets                                                       6,142,856                         6,142,856
           Goodwill                                                                2,621,187                         2,621,187
                                                                            --------------------------------------------------
       Total Assets                                                               15,593,473        1,968,110       13,625,363
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $        378,739   $       14,243    $     364,496
       Pre-Petion Liabilities                                                                                                -
           Priority Debt                                                              11,805                            11,805
           Secured Debt                                                                    -           11,553                -
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                        895,788                           895,788
           Unsecured Debt-received post 2/27/03                                        2,060                             2,060
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,164,852           29,662        2,135,190
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                         4,807,373
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,350,964           43,905        7,307,059
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       162,878,881                       162,878,881
                   Retained Earnings                                                                                         -
                   Through Filing Date                                          (153,252,212)                     (153,252,212)
                   Post Filing Date                                                  174,203                           174,203
                   ELIGIX Unadj. Retained Earnings-at Filing Date                   (963,134)               -         (827,892)
                   ELIGIX Unadj. Retained Earnings-Post Filing Date                                 2,059,448       (2,059,448)
                                                                                                     (135,243)               -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  8,242,510        1,924,206        6,318,304
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     15,593,473   $    1,968,110    $  13,625,363
                                                                            ==================================================

                                                                                               May 31, 2003
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $      2,700,387                    $    2,700,387
       Accounts Receivable                                                           250,372           11,900          238,472
       Less allowances for DA                                                              -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                 229,996                           229,996
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,688,230           11,900        3,676,330

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                -
           Less Accumulated Depreciation                                          (6,172,494)                       (6,172,494)(A)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,968,110        1,215,654

       Other Assets
           Deposits                                                                    7,000            7,000                -
           Intangible Assets                                                       6,142,856                         6,142,856(A)
           Goodwill                                                                2,621,187                         2,621,187(A)
                                                                            --------------------------------------------------
       Total Assets                                                               15,624,137        1,968,110       13,656,027
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $        748,237   $       14,388    $     733,849
       Pre-Petion Liabilities                                                                                                -
           Priority Debt                                                              11,805                            11,805(D)
           Secured Debt                                                                    -           11,553                -(C)
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                        893,130                           893,130(B)
           Unsecured Debt-received post 2/27/03                                       15,447                            15,447
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,175,581           29,662        2,145,919
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                         4,807,373(A)
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,731,191           44,050        7,687,141
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)(E)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       162,878,881                       162,878,881
                    Retained Earnings                                                                                        -
                    Through Filing Date                                         (153,252,212)                     (153,252,212)(A)
                    Post Filing Date                                                 160,815                           160,815 (F)
                    ELIGIX Unadj. Retained Earnings-at Filing Date                (1,299,310)               -       (1,163,922)
                    ELIGIX Unadj. Retained Earnings-Post Filing Date               2,059,448       (2,059,448)
                                                                                                     (135,388)               -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  7,892,946        1,924,061        5,968,885
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     15,624,137   $    1,968,110    $  13,656,027
                                                                            ==================================================

                                                          JUNE 30, 2003                                 JULY 31, 2003
                                         CONSOLIDATED BTI   ELIGIX      BTI ONLY      CONSOLIDATED BTI    ELIGIX    BTI ONLY
       Cash                              $  2,462,160                 $ 2,462,160          $  2,397,325            $  2,397,325
       Accounts Receivable                    179,795       11,900        167,895               119,795     11,900      107,895
       Less allowances for DA                       -                           -                     -                       -
       Inventory at Cost                      507,475            -        507,475               507,475          -      507,475
       Prepaid Expenses and Deposits          213,445                     213,445               193,144                 193,144
       Investments                                  -                           -                     -                       -
       Other                                                                    -                                             -
                                                                                -                                             -
                                         --------------------------------------------------------------------------------------
       Total Current Assets                 3,362,875       11,900      3,350,975             3,217,739     11,900    3,205,839

       Property, Plant and Equipment                                                                                          -
           BioTransplant                    7,388,148                   7,388,148             7,388,148               7,388,148
           Eligix Assets                    1,949,210    1,949,210              -             1,949,210  1,949,210            -
           Less Accumulated Depreciation   (6,172,494)                 (6,172,494)(A)        (6,172,494)             (6,172,494)(A)
                                         --------------------------------------------------------------------------------------
           Net Property, Plant and
           Equipment                        3,164,864    1,949,210      1,215,654             3,164,864  1,949,210    1,215,654
                                                                                                                              -
       Other Assets                                                                                                           -
           Deposits                             7,000        7,000              -                 7,000      7,000            -
           Intangible Assets                6,142,856                   6,142,856(A)          6,142,856               6,142,856 (A)
           Goodwill                         2,621,187                   2,621,187(A)          2,621,187               2,621,187 (A)
                                         --------------------------------------------------------------------------------------
       Total Assets                        15,298,782    1,968,110     13,330,672           $15,153,646 $1,968,110  $13,185,536
                                         ======================================================================================

       Liabilities
       Post Petition Liabilities         $    700,333   $   17,430    $   682,803           $   793,280  $  17,904  $   775,376
       Pre-Petition Liabilities                                                 -                                             -
           Priority Debt                       11,805                      11,805(D)             11,805                  11,805 (D)
           Secured Debt                             -       11,553              -(C)                  -     11,553            - (C)
           Unsecured Debt                   1,256,199       18,109      1,225,537             1,255,199     18,109    1,225,537
           Unsecured Debt-Accrued
           Liabilities                        893,130                     893,130(B)(F)         893,130                 893,130 (B)
           Unsecured Debt-received
           post 2/27/03                        21,526            -         21,526                30,405          -       30,405
                                          -------------------------------------------------------------------------------------
           Total Pre-Petition Liabilities   2,181,660       29,662      2,151,998             2,190,539     29,662    2,160,877
                                          -------------------------------------------------------------------------------------
                                                                                                                              -
           Deferred Revenue                 4,807,373                   4,807,373(A)          4,807,373               4,807,373 (A)
                                                                                                                              -
                                          -------------------------------------------------------------------------------------
           Total Liabilities                7,689,366       47,092      7,642,274             7,791,192     47,566    7,743,626
                                          -------------------------------------------------------------------------------------
                                                                                                                              -
       Shareholder's Equity (Deficit)                                           -                                             -
           Deferred Compensation             (851,412)                   (851,412)(E)          (851,412)               (851,412)(E)
           Preferred Stock                          -                           -                     -                       -
           Common Stock                       256,241                     266,241               256,241                 256,241
           Paid in Capital                162,879,450                 162,879,450           162,879,450             162,879,450
           Retained Earnings                                                    -                                             -
               Through Filing Date       (153,252,212)               (153,252,212)(A)      (153,252,212)           (153,252,212)(A)
               Adj. to RE pre-petition        154,736                     154,736 (F),(F1)      145,857                 145,857 (F)
               Post Filing Date            (1,577,367)           -      1,438,967            (1,815,470)         -   (1,676,566)
               ELIGIX Unadj. Retained
               Earnings - at Filing Date           -     2,059,448     (2,059,448)                    -  2,059,448   (2,059,448)
               ELIGIX Unadj. Retained
               Earnings - Post Filing Date                (138,430)             -                         (138,904)           -
                                          -------------------------------------------------------------------------------------
       Total Shareholder's Equity           7,609,416    1,921,016      5,686,398             7,362,454  1,920,544    5,441,910
                                          -------------------------------------------------------------------------------------
                                                    -                           -                     -                       -
                                          -------------------------------------------------------------------------------------
       Total Liabilities and
       Shareholders Equity                $15,298,782   $1,968,110   $ 13,330,671          $ 15,153,646 $1,968,110 $ 13,185,536
                                          =====================================================================================

                                                         AUGUST 31, 2003                         SEPTEMBER 30, 2003
                                         CONSOLIDATED BTI   ELIGIX      BTI ONLY      CONSOLIDATED BTI    ELIGIX    BTI ONLY
       Cash                              $  2,392,624                $  2,392,624          $  2,044,560            $  2,044,560
       Accounts Receivable                     59,795       11,900         47,895                59,795     11,900       47,895
       Less allowances for DA                                    -              -                     -                       -
       Inventory at Cost                      507,475            -        507,475               507,475                 507,475
       Prepaid Expenses and Deposits          172,843                     172,843               152,642                       -
       Investments                                  -                           -                     -                       -
       Other                                                                    -                                             -
                                         -------------------------------------------------------------------------------------
       Total Current Assets                 3,132,737       11,900      3,120,837             2,764,372     11,900    2,752,472

       Property, Plant and Equipment
           BioTransplant                    7,388,148                   7,388,148             7,388,148               7,388,148
           Eligix Assets                    1,949,210    1,949,210              -             1,949,210  1,549,210           -
           Less Accumulated Depreciation   (6,172,494)                 (6,172,494)(A)        (6,172,494)             (6,172,494)(A)
                                         -------------------------------------------------------------------------------------
           Net Property, Plant and
           Equipment                        3,164,864    1,949,210      1,215,854             3,164,864  1,949,210    1,215,854

       Other Assets
           Deposits                             7,000        7,000              -                 7,000      7,000            -
           Intangible Assets                6,142,856                   6,142,856             6,142,856               6,142,856 (A)
           Goodwill                         2,621,187                   2,621,187 (A)         2,621,187               2,621,187 (A)
                                         -------------------------------------------------------------------------------------
       Total Assets                      $ 15,068,644   $1,968,110   $ 13,100,534          $ 14,700,279 $1,968,110  $12,732,169
                                         =====================================================================================

       Liabilities
       Post Petition Liabilities         $    915,559   $   18,225   $    897,334          $    728,051 $   19,404  $   706,647 (E)
       Pre-Petion Liabilities                                                   -
           Priority Debt                       11,805                      11,805 (D)            11,805                  11,805 (D)
           Secured Debt                             -       11,553              - (C)                 -     11,553            - (C)
           Unsecured Debt                   1,255,199       18,109      1,225,537             1,225,199     18,109    1,225,537
           Unsecured Debt-Accrued
           Liabilities                        893,130                     893,130 (B)           893,130                 893,130 (B)
           Unsecured Debt-received
           post 2/27/03                        30,405                      30,405                33,080          -       33,080
                                         -------------------------------------------------------------------------------------
           Total Pre-Petition
           Liabilities                      2,190,539       29,662      2,160,877             2,193,214     29,662    2,163,552
                                         -------------------------------------------------------------------------------------

           Deferred Revenue                 4,807,373                   4,807,373 (A)         4,807,373               4,807,373 (A)
                                         -------------------------------------------------------------------------------------
           Total Liabilities                7,913,471       47,413      7,866,058             7,728,638     49,056    7,679,572
                                         -------------------------------------------------------------------------------------

       Shareholder's Equity (Deficit)
           Deferred Compensation             (851,412)                   (851,412)(E)          (851,412)               (851,412)(E)
           Preferred Stock                          -                           -                     -                       -
           Common Stock                       256,241                     256,241               256,241                 256,241
           Paid in Capital                162,879,450                 162,879,450           162,879,450             162,879,450
               Retained Earnings                    -                           -                     -                       -
               Through Filing Date       (153,252,212)               (153,252,212)(A)      (153,252,212)           (153,252,212)(A)
               Adj. to RE pre-petition
               Post Filing Date               145,857            -        145,857 (F)           143,182                 143,182 (F)
               ELIGIX Unadj. Retained
               Earnings-at Filing Date     (2,022,751)           -     (1,883,526)           (2,203,606)         -   (2,063,204)
               ELIGIX Unadj. Retained
               Earnings-Post Filing Date            -    2,059,448     (2,059,448)                    -  2,059,448   (2,059,446)
                                                          (139,225)             -                         (140,404)           -
                                         -------------------------------------------------------------------------------------
       Total Shareholder's Equity           7,155,173    1,920,697      5,234,476             5,971,641  1,919,044    5,052,597
                                         -------------------------------------------------------------------------------------
                                                    -                           -
                                         -------------------------------------------------------------------------------------
       Total Liabilities and
       Shareholders Equity               $ 15,068,644   $1,968,110   $ 13,100,534          $ 14,700,279 $1,968,110 $ 12,732,169
                                         =====================================================================================

                                                        31-Oct-03

                                         CONSOLIDATED BTI   ELIGIX      BTI ONLY
       Cash                              $  2,159,588                $  2,159,588
       Accounts Receivable                     59,795       11,900         47,895
       Less allowances for DA                       -                           -
       Inventory at Cost                      507,475            -        507,475
       Prepaid Expenses and Deposits          105,937                     105,937
       Investments                                  -                           -
       Other                                                                    -
                                         --------------------------------------------
       Total Current Assets                 2,832,795       11,900      2,820,895

       Property, Plant and Equipment
           BioTransplant                    7,388,148                   7,388,148
           Eligix Assets                    1,949,210    1,949,210              -
           Less Accumulated Depreciation   (6,172,494)                 (6,172,494)(A)
                                         --------------------------------------------
           Net Property, Plant and
           Equipment                        3,164,864    1,949,210      1,215,654

       Other Assets
           Deposits                             7,000        7,000              -
           Intangible Assets                6,142,856                   6,142,856
           Goodwill                         2,621,187                   2,621,187 (A)
                                         --------------------------------------------
       Total Assets                      $ 14,768,702   $1,968,110   $ 12,800,592
                                         ============================================

       Liabilities
       Post Petition Liabilities         $    864,454   $   19,404   $    845,050
       Pre-Petion Liabilities                                                   -
           Priority Debt                       11,805                      11,805 (D)
           Secured Debt                             -       11,553              - (C)
           Unsecured Debt                   1,255,199       18,109      1,225,537
           Unsecured Debt-Accrued
           Liabilities                        893,130                     893,130 (B)
           Unsecured Debt-received
           post 2/27/03                        35,815            -         35,815
                                         --------------------------------------------
           Total Pre-Petition
           Liabilities                      2,195,949       29,662      2,166,287
                                         --------------------------------------------

           Deferred Revenue                 4,807,373                   4,807,373 (A)
                                         --------------------------------------------
           Total Liabilities                7,867,776       49,066      7,818,710
                                         --------------------------------------------

       Shareholder's Equity (Deficit)
           Deferred Compensation             (851,412)                   (851,412)(E)
           Preferred Stock                          -                           -
           Common Stock                       256,336                     256,336
           Paid in Capital                162,879,735                 162,879,735
               Retained Earnings                    -                           -
               Through Filing Date       (153,252,212)               (153,252,212)(A)
               Adj. to RE pre-petition
               Post Filing Date               140,447            -        140,447 (F)
               ELIGIX Unadj. Retained
               Earnings-at Filing Date     (2,271,968)           -     (2,131,564)
               ELIGIX Unadj. Retained
               Earnings-Post Filing Date            -    2,059,448     (2,059,448)
                                                          (140,404)             -
                                         --------------------------------------------
       Total Shareholder's Equity           6,900,926    1,919,044      4,961,882
                                         --------------------------------------------

                                         --------------------------------------------
       Total Liabilities and
       Shareholders Equity               $ 14,768,702   $1,968,110   $ 12,800,592
                                         ============================================

                                                        30-Nov-03

                                         CONSOLIDATED BTI   ELIGIX      BTI ONLY
       Cash                              $  2,145,928                $  2,145,928
       Accounts Receivable                     59,795       11,900         47,895
       Less allowances for DA                       -                           -
       Inventory at Cost                      507,475            -        507,475
       Prepaid Expenses and Deposits          102,187                     102,187
       Investments                                  -                           -
       Other                                                                    -
                                         --------------------------------------------
       Total Current Assets                 2,815,365       11,900      2,603,485

       Property, Plant and Equipment
           BioTransplant                    7,388,148                   7,388,148
           Eligix Assets                    1,949,210    1,949,210              -
           Less Accumulated Depreciation   (6,172,494)                 (6,172,494)(A)
                                         --------------------------------------------
           Net Property, Plant and
           Equipment                        3,164,864    1,949,210      1,215,654

       Other Assets
           Deposits                                 -            -              -
           Intangible Assets                6,142,856                   6,142,856 (A)
           Goodwill                         2,621,187                   2,621,187 (A)
                                         --------------------------------------------
       Total Assets                      $ 14,744,292   $1,961,110   $ 12,783,162
                                         ============================================

       Liabilities
       Post Petition Liabilities         $    996,763   $   19,676   $    977,087
       Pre-Petion Liabilities                                                   -
           Priority Debt                       11,805                      11,805 (D)
           Secured Debt                             -       11,553              - (C)
           Unsecured Debt                   1,255,199       18,109      1,225,537
           Unsecured Debt-Accrued
           Liabilities                        893,130                     893,130 (B)
           Unsecured Debt-received
           post 2/27/03                        35,815            -         35,815
                                         --------------------------------------------
           Total Pre-Petition
           Liabilities                      2,195,949       29,662      2,166,287
                                         --------------------------------------------

           Deferred Revenue                 4,807,373                   4,807,373 (A)
                                         --------------------------------------------
           Total Liabilities                8,000,085       49,338      7,950,747
                                         --------------------------------------------

       Shareholder's Equity (Deficit)
           Deferred Compensation             (851,412)                   (851,412)(E)
           Preferred Stock                          -                           -
           Common Stock                       256,336                     256,336
           Paid in Capital                162,879,735                 162,879,735
               Retained Earnings                    -                           -
               Through Filing Date       (153,252,212)               (153,252,212)(A)
               Adj. to RE pre-petition
               Post Filing Date               140,447            -        140,447 (F)
               ELIGIX Unadj. Retained
               Earnings-at Filing Date     (2,428,687)           -     (2,281,011)
               ELIGIX Unadj. Retained
               Earnings-Post Filing Date            -    2,059,448     (2,059,448)
                                                          (147,676)             -
                                         --------------------------------------------
       Total Shareholder's Equity           6,744,207    1,911,772      4,832,435
                                         --------------------------------------------

                                         --------------------------------------------
       Total Liabilities and
       Shareholders Equity               $ 14,744,292   $1,961,110   $ 12,783,182
                                         ============================================


                                                                                    31-Dec-03
                                                                -------------------------------------------------
                                                                CONSOLIDATED BTI        ELIGIX         BTI ONLY
                                                                ----------------     -----------    -------------
       Cash                                                     $      1,632,945                    $   1,632,945
       Accounts Receivable                                                52,332          11,900           52,332
       Less allowance for DA                                                 -                                -
       Inventory at Cost                                                 507,475             -            507,475
       Prepaid Expenses and Deposits                                     102,187                          102,187
       Investments                                                           -                                -
       Other                                                                                                  -
                                                                ----------------     -----------    -------------
       Total Current Assets                                          [ILLEGIBLE]          11,900      [ILLEGIBLE]

       Property, Plant and Equipment
           BioTransplant                                               1,388,148                        1,388,148
           Eligix Assets                                               1,949,210       1,949,210              -
           Less Accumulated Depreciation                              (6,172,949)                      (6,172.949) (A)
                                                                ----------------     -----------    -------------
           Net Property, Plant and Equipment                           3,164,864       1,949,210        1,215,654

       Other Assets
           Deposits                                                          -               -                -
           Intangible Assets                                           6,142,856                        6,142,856  (A)
           Goodwill                                                    2,821,187                        2,621,187  (A)
                                                                ----------------     -----------    -------------
       Total Assets                                             $     14,435,746     $ 1,961,190    $  12,474,638
                                                                ================     ===========    =============

       Liabilities
       Post Petition Liabilities                                $        843,739     $    19,676    $     824,083
       Pre-Petition Liabilities                                                                               -
           Priorty Debt                                                   11,605                           11,605  (D)
           Secured Debt                                                      -            18,553              -    (C)
           Unsecured Debt                                              1,256,199          18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                            893,130                          893,130  (B)
           Unsecured Debt-received post 2/27/03                           35,815             -             35,876
                                                                ----------------     -----------    -------------
           Total Pre-Petition Liabilities                              2,195,949          29,662        2,165,287
                                                                ================     ===========    =============
                                                                                                              -
           Deferred Revenue                                            4,807,373                        4,807,373  (A)
                                                                ----------------     -----------    -------------
           Total Liabilities                                           7,647,061          49,338        7,797,723
                                                                ================     ===========    =============
       Shareholders' Equity (Deficit)
           Deferred Compensation                                        (651,412)                        (851,412) (E)
           Preferred Stock                                                   -                                -
           Common Stock                                                  256,335                          256,336
           Paid in Capital                                           162,879,735                      162,879,735
           Retained Earnings                                                 -                                -
                         Through Filing Date                         163,252,212                     (163,252,212) (A)
                         Adj. to RE pre-petition                         140,647                          340,447  (F)
                         Post Filing Date                             (2,664,209)            -         (2,438,533)
                         ELIGIX Unadj. Retained Earnings-at
                           Filing Date                                       -         2,059,148       (2,059,448)
                         ELIGIX Unadj. Retained Earnings-Post
                           Filing Date                                                  (547,576)             -
                                                                ================     ===========    =============
           Total Shareholders' Equity                                  8,688,685       1,911,772        4,676,913
                                                                ================     ===========    =============
           Total Liabilities and Shareholders Equity            $     14,435,746     $ 1,961,110    $  12,474,536
                                                                ================     ===========    =============


                                                                                    31-Jan-04
                                                                -------------------------------------------------
                                                                CONSOLIDATED BTI        ELIGIX         BTI ONLY
                                                                ----------------     -----------    -------------
       Cash                                                     $      1,817,472                    $   1,817,472
       Accounts Receivable                                               376,232          11,900          364,332
       Less allowance for DA                                                 -                                -
       Inventory at Cost                                                 507,475             -            507,475 (G)
       Prepaid Expenses and Deposits                                     102,187                          102,187
       Investments                                                           -                                -
       Other                                                                                                  -
                                                                ----------------     -----------    -------------
       Total Current Assets                                            2,803,366          11,900        2,791,466

       Property, Plant and Equipment
           BioTransplant                                               7,388,148                        7,388,148
           Eligix Assets                                               1,949,210       1,949,210              -
           Less Accumulated Depreciation                              (6,172,494)                      (6,172,494) (A)
                                                                ----------------     -----------    -------------
           Net Property, Plant and Equipment                           3,164,864       1,949,210        1,215,654

       Other Assets
           Deposits                                                          -               -                -
           Intangible Assets                                           6,142,856                        6,142,856  (A)
           Goodwill                                                    2,621,187                        2,621,187  (A)
                                                                ----------------     -----------    -------------
       Total Assets                                             $     14,732,273     $ 1,961,110    $  12,771,163
                                                                ================     ===========    =============

       Liabilities
       Post Petition Liabilities                                $        948,664     $    19,676    $     928,988
       Pre-Petition Liabilities                                                                               -
           Priorty Debt                                                   11,805                           11,805  (D)
           Secured Debt                                                      -            11,553              -    (C)
           Unsecured Debt                                              1,255,199          18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                            893,130                          893,130  (B)
           Unsecured Debt-received post 2/27/03                           35,815             -             35,815
                                                                ----------------     -----------    -------------
           Total Pre-Petition Liabilities                              2,195,949          29,662        2,166,287
                                                                ================     ===========    =============
                                                                                                              -
           Deferred Revenue                                            4,807,373                        4,807,373  (A)
                                                                ----------------     -----------    -------------
           Total Liabilities                                           7,951,986          49,338        7,902,648
                                                                ================     ===========    =============
       Shareholders' Equity (Deficit)
           Deferred Compensation                                        (851,412)                        (851,412) (E)
           Preferred Stock                                                   -                                -
           Common Stock                                                  256,336                          256,336
           Paid in Capital                                           162,879,735                      162,879,735
           Retained Earnings                                                 -                                -
                         Through Filing Date                        (153,252,212)                    (153,252,212) (A)
                         Adj. to RE pre-petition                         140,447                          140,447  (F)
                         Post Filing Date                             (2,584,209)            -         (2,436,533)
                         ELIGIX Unadj. Retained Earnings-at              191,602                          191,602
                           Filing Date                                       -         2,059,448       (2,059,448)
                         ELIGIX Unadj. Retained Earnings-Post
                           Filing Date                                                  (147,676)             -
                                                                ================     ===========    =============
           Total Shareholders' Equity                                  6,780,287       1,911,772        4,868,515
                                                                ================     ===========    =============
           Total Liabilities and Shareholders Equity            $     14,732,273     $ 1,961,110    $  12,771,163
                                                                ================     ===========    =============



insert

                                                                                    29-Feb-04
                                                                -------------------------------------------------
                                                                CONSOLIDATED BTI        ELIGIX         BTI ONLY
                                                                ----------------     -----------    -------------
       Cash                                                     $      2,045,690                    $    2,045,690
       Accounts Receivable                                                63,868           11,900           51,968
       Less allowance for DA                                                                                   -
       Inventory at Cost                                                 507,475              -            507,475 (G)
       Prepaid Expenses and Deposits                                     102,187                           102,187
       Investments                                                           -                                 -
       Other                                                                                                   -
                                                                --------------------------------------------------
       Total Current Assets                                            2,719,220           11,900        2,707,320

       Property, Plant and Equipment
           BioTransplant                                               7,388,148                         7,388,148
           Eligix Assets                                               1,949,210        1,949,210              -
           Less Accumulated Depreciation                              (6,172,494)                       (6,172,494) (A)
                                                                --------------------------------------------------
           Net Property, Plant and Equipment                           3,164,864        1,949,210        1,215,654

       Other Assets
           Deposits                                                            -              -                -
           Intangible Assets                                           6,142,856                         6,142,856 (A)
           Goodwill                                                    2,621,187                         2,621,187 (A)
                                                                --------------------------------------------------
       Total Assets                                             $     14,648,127   $    1,961,110   $   12,687,017
                                                                ==================================================

       Liabilities
       Post Petition Liabilities                                $        940,199   $       19,676   $      920,523
       Pre-Petition Liabilities                                                                                    -
           Priority Debt                                                  11,805                            11,805  (D)
           Secured Debt                                                      -             11,553              -    (C)
           Unsecured Debt                                              1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                            893,130              -            893,130  (B)
           Unsecured Debt-received post 2/27/03                           35,815              -             35,815
                                                                --------------------------------------------------
           Total Pre-Petition Liabilities                              2,195,949           29,662        2,166,287
                                                                --------------------------------------------------

           Deferred Revenue                                            4,807,373                         4,807,373 (A)
                                                                --------------------------------------------------
           Total Liabilities                                           7,943,521           49,338        7,894,183
                                                                --------------------------------------------------

       Shareholders' Equity (Deficit)                                                                           -
           Deferred Compensation                                        (851,412)                         (851,412) (E)
           Preferred Stock                                                   -                                 -
           Common Stock                                                  256,336                           256,336
           Paid in Capital                                           162,879,735                       162,879,735
           Retained Earnings                                                 -                                 -
               Through Filing Date                                  (153,252,212)                     (153,252,212) (A)
               Adj. To RE pre-petition                                   140,447                           140,447  (F)
               Post Filing Date to 12/31/2003                         (2,584,209)             -         (2,436,533)
               Post Filing Date as of 1/1/2004                           115,921              -            115,921
               ELIGIX Unadj. Retained Earnings-at
                Filing Date                                                  -          2,059,448       (2,059,448)
               ELIGIX Unadj. Retained Earnings-Post
                Filing Date to 12/31/2003                                                (147,676)             -
                                                                --------------------------------------------------
       Total Shareholder Equity                                        6,704,606        1,911,772        4,792,834
                                                                --------------------------------------------------
       Total Liabilities and Shareholders Equity                $     14,648,127   $    1,961,110   $   12,687,017
                                                                ==================================================

                                                                                                  31-Mar-04
                                                                           -------------------------------------------------
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $    1,995,808                    $   1,995,808
       Accounts Receivable                                                          60,185           11,900          48,285
       Less allowance for DA                                                             -                                -
       Inventory at Cost                                                           507,475                -         507,475  (G)
       Prepaid Expenses and Deposits                                               102,187                          102,187
       Investments                                                                       -                                -
       Other                                                                                                              -
                                                                            ------------------------------------------------
       Total Current Assets                                                      2,665,655           11,900       2,653,755

       Property, Plant and Equipment
           BioTransplant                                                         7,388,148                        7,388,148
           Eligix Assets                                                         1,949,210        1,949,210               -
           Less Accumulated Depreciation                                        (6,172,494)                      (6,172,494)  (A)
                                                                            -----------------------------------------------
           Net Property, Plant and Equipment                                     3,164,864        1,949,210       1,215,654

       Other Assets                                                                                                       -
           Deposits                                                                      -                -               -
           Intangible Assets                                                     6,142,856                        6,142,856  (A)
           Goodwill                                                              2,621,187                        2,621,187  (A)
                                                                            -------------------------------------------------
       Total Assets                                                             14,594,562        1,961,110    $ 12,633,452
                                                                            ===============================================

       Liabilities
       Post Petition Liabilities                                            $      923,336       $   19,676    $    903,660
       Pre-Petition Liabilities                                                                                           -
           Priority Debt                                                            11,805                           11,805
           Secured Debt                                                                -             11,553             -
           Unsecured Debt                                                        1,255,199           18,109       1,225,537
           Unsecured Debt-Accrued Liabilities                                      893,130                          893,130
           Unsecured Debt-received post 2/27/03                                     35,815               -           35,815
                                                                            -----------------------------------------------
           Total Pre-Petition Liabilities                                        2,195,949           29,662       2,166,287
                                                                            ------------------------------------------------
           Deferred Revenue                                                      4,807,373                        4,807,373
                                                                            ------------------------------------------------
           Total Liabilities                                                     7,926,658           49,338       7,877,320
                                                                            ------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                     -
           Deferred Compensation                                                  (851,412)                        (851,412)
           Preferred Stock                                                               -                                -
           Common Stock                                                            256,336                          256,336
           Paid in Capital                                                     162,879,735                      162,879,735
           Retained Earnings                                                             -                                -
                          Through Filing Date                                 (153,252,212)                    (153,252,212)
                          Adj. to RE pre-petition                                  140,447                -         140,447
                          Post Filing Date to 12/31/2003                        (2,584,209)               -      (2,436,533)
                          Post Filing Date as of 1/1/2004                           79,219                           79,219
                          ELIGIX Unadj. Retained Earnings-at Filing Date                 -        2,059,448      (2,059,448)
                          ELIGIX Unadj. Retained Earnings-Post Filing
                            Date to 12/31/2003                                           -         (147,676)              -
                                                                            -------------------------------------------------
           Total Shareholders Equity                                              6,667,904       1,911,772       4,756,132
                                                                            --------------------------------------------------
           Total Liabilities and Shareholders Equity                        $    14,594,562     $ 1,961,110   $  12,633,452
                                                                            =================================================

       (A) Eligix Incorporated is a wholly owned subsidiary of BioTransplant Incorporated. As of January 31, 2004, Biotransplant Incorporated has not closed its December 31, 2002 accounting records as a results of a delay in completing the 2002 year end audit due to chapter 11 filing.

       The accounting records as of December 31, 2002 are to be adjusted for various items, including potential write-offs of (i) Property, Plant and Equipment, (ii) Intangible Assets, (iii) Goodwill, (iv) Deferred Revenue
       (v) and amounts recognized as stock based Deferred Compensation. These write-offs and other final year end audit adjustments could potentially effect the monthly financial results. As such, no depreciation, amortization of intangible assets or stock based compensation expense is recognized for any of the months during 2003.

       (B) We expect this amount will also be adjusted downward upon the completion of our 2002 year end audit.

       (C) Plus undetermined value of debt secured by Collateral for BioTransplant Incorporated.

       (D) Amount reflects joint obligation of BioTransplant Incorporated and Eligix, Inc. for tax and SEC reporting purposes.

       (E) Deferred compensation is the net amount of expense to be amortized and recognized relating to stock based compensation granted by BTI to its employees.

       (F) $107,000 of accrued vacation was reversed in April. It related to pre-petition period. All of the accrued vacation sums were paid in January 03, $67,000 of pre-petition accrued legal fees were reversed as they had been paid pre-petition. $13,388 of new invoices received which related to expenses incurred during pre-petition period.

       (G) Inventory values reflect the historic value of Eligix and BioTransplant assets. The inventory reflects primarily Eligix assets which have now been sold to Miltenyi, and certain remaining biological material of indeterminant value.

                                                                      FORM OPR-3

CASE NAME: Eligix Inc. Debtor in possession      SUMMARY OF ACCOUNTS RECEIVABLE

CASE NUMBER: 03-11584                            MONTH ENDED: MARCH 31, 2004

                                                          0-30         31-60          61-90       OVER
                                           TOTAL          DAYS          DAYS          DAYS       90 DAYS
DATE OF FILING 2/27/03                   $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts                 (0)   (_________)   (_________)   (_________)          (0)

MONTH: 3/31/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts                 (0)   (_________)   (_________)   (_________)          (0)

MONTH: 4/30/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 5/31/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)


MONTH: 6/30/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 7/31/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts         (_________)   (_________)   (_________)           (1)  (_________)

MONTH: 8/31/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

Date of Filing: 9/30/03                  $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts                 (0)   (_________)   (_________)   (_________)  (_________)

MONTH: 10/31/03                          $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

 MONTH: 11/30/03                         $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

 MONTH: 12/31/03                         $   11,900    __________    __________    __________   (_________)

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

 MONTH: 1/31/04                          $   11,900    __________    __________    __________   (_________)

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

 MONTH: 2/29/04                          $   11,900    __________    __________    __________   (_________)

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

 MONTH: 3/31/04                          $   11,900    __________    __________    __________   (_________)

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)


Note: Total accounts receivable and total allowance for doubtful accounts shown here must agree with the same items as shown on Form OPR-1.

                                                                      FORM OPR-4

CASE NAME: Eligix Inc. Debtor in possessions    SCHEDULE OF POSTPETITION LIABILITIES

CASE NUMBER:  03-11584                          MONTH ENDED: MARCH 31, 2004


                                     DATE       DATE       TOTAL      0-30      31-60      61-90      OVER
                                   INCURRED      DUE        DUE       DAYS      DAYS       DAYS      90 DAYS
TAXES PAYABLE
 Federal Income Taxes              ________   ________   ________   ________   ________   ________   ________

 FICA - Employer's share           ________   ________   ________   ________   ________   ________   ________

 FICA - Employee's share           ________   ________   ________   ________   ________   ________   ________

 Unemployment Tax                  ________   ________   ________   ________   ________   ________   ________

 State Income Tax                  ________   ________   ________   ________   ________   ________   ________

 State Sales & Use Tax             ________   ________   ________   ________   ________   ________   ________

 State ____ Tax.                   ________   ________   ________   ________   ________   ________   ________

 Personal Property Tax             ________   ________   ________   ________   ________   ________   ________

   TOTAL TAXES PAYABLE             ________   ________   ________   ________   ________   ________   ________

POSTPETITION SECURED DEBT          ________   ________   ________   ________   ________   ________   ________

POSTPETITION UNSECURED DEBT         3/31/04   ________   $ 19,676   ________   ________   ________   ________

ACCRUED INTEREST PAYABLE           ________   ________   ________   ________   ________   ________   ________

TRADE ACCOUNTS PAYABLE & OTHER:
(list separately*)

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

 TOTALS                             3/31/04   ________   $ 19,676   ________   ________   ________   ________

* Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2 of this report.

                                                                      FORM OPR-5

CASE NAME:  ELIGIX INC.                        INCOME STATEMENT

CASE NUMBER 03-11584                           MONTH ENDED:  MARCH 31, 2004

Please see attached

                                                                                                      FILING
                                     MONTH     MONTH      MONTH      MONTH      MONTH      MONTH     TO DATE
                                   ________   ________   ________   ________   ________   ________   ________

NET REVENUE (INCOME)               ________   ________   ________   ________   ________   ________   ________

COST OF GOODS SOLD
 Materials                         ________   ________   ________   ________   ________   ________   ________

 Labor - Direct                    ________   ________   ________   ________   ________   ________   ________

 Manufacturing Overhead            ________   ________   ________   ________   ________   ________   ________

   TOTAL COST OF GOODS SOLD        ________   ________   ________   ________   ________   ________   ________

GROSS PROFIT                       ________   ________   ________   ________   ________   ________   ________

OPERATING EXPENSES
 Selling and Marketing             ________   ________   ________   ________   ________   ________   ________

 General and Administrative        ________   ________   ________   ________   ________   ________   ________

 Other: ______________             ________   ________   ________   ________   ________   ________   ________

   TOTAL OPERATING EXPENSES        ________   ________   ________   ________   ________   ________   ________

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES            ________   ________   ________   ________   ________   ________   ________

INTEREST EXPENSE                   ________   ________   ________   ________   ________   ________   ________

DEPRECIATION                       ________   ________   ________   ________   ________   ________   ________

INCOME TAX EXPENSE (BENEFIT)       ________   ________   ________   ________   ________   ________   ________

EXTRAORDINARY INCOME (EXPENSE)     ________   ________   ________   ________   ________   ________   ________

    NET INCOME (LOSS)              ________   ________   ________   ________   ________   ________   ________

Requires Footnote

                                                                      Form OPR-5

Case Name       Eligix Inc. Debtor in Possession
Case Number     03-11584 CJK

Month Ended February 29, 2004

                                 March 31,   April 30,       May 31,     June 30,    July 31,  August 31,  September 30, October 31,
                                   2003        2003           2003        2003        2003       2003          2003         2003
Net Revenue                      $       - $         -    $        -   $         -  $          $      -    $      -      $     -

Cost of Goods Sold
             Materials
             Labor-Direct
             Manufacturing OH
             Total Cost
             of Goods Sold

Gross Profit                             -           -             -

Operating Expenses

             Selling and
              Marketing                  -           -             -
             General and
             Administrative          6,767     128,476(A)        145         3,042         474         321         1,179       -
             Other

             Total Operating
             Expenses                6,767     128,476           145         3,042         474         321         1,179       -

INCOME BEFORE INTEREST,
DEPRECIATION, TAXES OR
EXTRAORDINARY EXPENSES               6,767     128,476           145         3,042         474         321         1,179       -

Interest Expense                         -

Depreciation                             -           -             -                                    (B)           (B)      -

Income Tax Expense (Benefit)             -           -             -(B)

Extraordinary Income
 (Expense)                               -           -             -

Interest Income                          -           -             -
                                 ---------  -----------   -----------   ----------  ----------- -----------     --------- -------
Net Income (Loss)                $  (6,767) $ (128,476)   $     (145)   $   (3,042) $     (474) $     (321)   $   (1,179)      -
                                 =========  ===========   ===========   ==========  =========== ===========     ========= =======







                                 November 30,     31 Dec. 03       31 Jan. 04       29 Feb. 04     31 Mar. 04
                                    2003
Net Revenue
                                                                    $    -           $    -          $    -

Cost of Goods Sold
             Materials
             Labor-Direct
             Manufacturing OH
             Total Cost
             of Goods Sold

Gross Profit

Operating Expenses

             Selling and
              Marketing
             General and
             Administrative          7,272
             Other

             Total Operating
             Expenses                7,272

INCOME BEFORE INTEREST,
DEPRECIATION, TAXES OR
EXTRAORDINARY EXPENSES               7,272

Interest Expense

Depreciation

Income Tax Expense (Benefit)

Extraordinary Income
 (Expense)

Interest Income
                                 ---------        ----------       ----------       ----------     ----------
Net Income (Loss)                $  (7,272)       $     -          $     -          $     -        $     -
                                 =========        ==========       ==========       ==========     ==========


(B) As of March 31, 2004, BioTransplant Incorporated had not closed its December 31, 2002 accounting records. Eligix Incorporated is a wholly owned subsidiary of BioTransplant Incorporated.

The accounting records as of December 31, 2002 are to be adjusted for various items, including potential write-offs of (i) Property, Plant and Equipment, (ii) Intangible Assets, (iii) Goodwill, (iv) Deferred Revenue (v) and amounts recognized as stock based Deferred Compensation. These write-offs and other final year end audit adjustments could potentially effect the monthly financial results. As such, no depreciation, amortization of intangible assets or stock based compensation expense is recognized for any of the months during 2003.

                                                                      FORM OPR-6

CASE NAME        ELIGIX INCORPORATED, DEBTOR IN POSSESSION

CASE NUMBER      03-11584 CJK

Month Ended March 31, 2004

                      STATEMENT OF SOURCES AND USES OF CASH

                                   MARCH 31,  APRIL 30,   MAY 31,     JUNE 30,    JULY 31,   AUGUST 31,   SEPTEMBER 30,  OCTOBER 31
                                    2003        2003       2003         2003       2003        2003           2003          2003
SOURCES OF CASH
       Income (Loss) From
       Operations                $   (6,767) $ (128,476) $   (145)   $  (3,042)  $    (474)  $    (321)   $  (1,179)     $  -
       Add: Depreciation,
       Amortization
       & Other Non-Cash Items

OPERATIONS
  Add: Decrease in Assets:
       Accounts Receivable                -           -         -
       Inventory                          -           -         -
       Prepaid Expenses &
       Deposits                           -           -         -
       Property, Plant and
       Equipment                          -           -         -
       Other                              -           -         -

       Increase in Liabilities
       Pre-Petition Liabilities           -           -         -
       Post Petition Liabilities          -           -         -

       TOTAL SOURCES OF CASH(A)      (6,767)   (128,476)     (145)      (3,042)       (474)       (321)      (1,179)         -

USES OF CASH
       Increase in Assets:
       Accounts Receivable                -           -         -
       Inventory                          -           -         -
       Prepaid Expenses &
       Deposits                           -           -         -
       Property, Plant and
       Equipment
       Other                              -           -         -

       Decrease in Liabilities
       Pre-Petition Liabilities           -           -         -
       Post Petition Liabilities          -           -         -

       TOTAL USES OF CASH(B)              -           -         -

NET SOURCE (USE) OF CASH
(A-B=NET)                        $   (6,767) $ (128,476) $   (145)   $  (3,042)  $    (474)  $    (321)   $  (1,179)     $  -

CASH-BEGINNING BALANCE           $        -  $        -  $      -    $       -   $       -   $       -    $       -      $  -
CASH_ENDING BALANCE              $        -  $        -  $      -    $       -   $       -   $       -    $       -      $  -

                                   NOVEMBER 30,     DECEMBER 31,       JANUARY 31,       FEBRUARY 29,      MARCH 31,
                                      2003             2003               2004               2004            2004
SOURCES OF CASH
       Income (Loss) From
       Operations                $   (7,272)          $   -               $   -            $   -            $   -
       Add: Depreciation,
       Amortization
       & Other Non-Cash Items

OPERATIONS
  Add: Decrease in Assets:
       Accounts Receivable
       Inventory
       Prepaid Expenses &
       Deposits
       Property, Plant and
       Equipment
       Other

       Increase in Liabilities
       Pre-Petition Liabilities
       Post Petition Liabilities

       TOTAL SOURCES OF CASH(A)      (7,272)

USES OF CASH
       Increase in Assets:
       Accounts Receivable
       Inventory
       Prepaid Expenses &
       Deposits
       Property, Plant and
       Equipment
       Other

       Decrease in Liabilities
       Pre-Petition Liabilities
       Post Petition Liabilities

       TOTAL USES OF CASH(B)

NET SOURCE (USE) OF CASH
(A-B=NET)                        $   (7,272)          $   -                         $   -             $   -      $   -

CASH-BEGINNING BALANCE           $        -           $   -                         $   -             $   -      $   -
CASH_ENDING BALANCE              $        -           $   -                         $   -             $   -      $   -

NOTE: Eligix incorporated is a wholly owned subsidiary of BioTransplant Incorporated.
Eligix Incorporated does not have any cash, all its expenses are paid for by BioTransplant Incorporated. BioTransplant Incorporated presents its financials on a consolidated basis.